P R O S P E C T U S

January 2, 2007

WRL BENEFACTORSM

issued through

WRL Series Life Account G

by

Western Reserve Life Assurance Co. of Ohio

Administrative Office:

570 Carillon Parkway

St. Petersburg, Florida 33716

1-800-851-9777

(727) 299-1800

Direct all premium payments,

loan repayments, correspondence and

notices to the Mailing Office:

4333 Edgewood Road, N.E.

Cedar Rapids, Iowa 52499

An Individual Flexible Premium Variable Life Insurance Policy

This prospectus describes the WRL Benefactor SM, a flexible premium variable life insurance policy (the “Policy”). You can allocate your Policy’s cash value to the fixed account (which credits a specified guaranteed interest rate) and/or to the WRL Series Life Account G, which invests through its subaccounts in portfolios of the AEGON/Transamerica Series Trust – Initial Class (the “Series Fund”).

The portfolios of the Series Fund available to you under the Policy are:

☐	Transamerica Balanced
☐	Transamerica Convertible Securities*
☐	Transamerica Equity*
☐	Transamerica Growth Opportunities*
☐	Transamerica Money Market
☐	Transamerica Small/Mid Cap Value*
☐	Transamerica U.S. Government Securities
☐	Transamerica Value Balanced*

* These portfolios are currently classified as Designated Subaccounts.

If you already own a life insurance policy, it may not be to your advantage to buy additional insurance or to replace your Policy with the Policy described in this prospectus. And it may not be to your advantage to borrow money to purchase the Policy or to take withdrawals from another Policy you own to make premium payments under the Policy.

Prospectuses for the portfolios of the funds must accompany this prospectus. Certain portfolios may not be available in all states. Please read these documents before investing and save them for future reference.

An investment in the Policy is not a bank deposit. The Policy is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Table of Contents

Policy Benefits/Risks Summary	1
Policy Benefits	1
The Policy in General	1
Death Benefit	2
No Lapse Guarantee	2
Cash Value	2
Transfers	2
Loans	3
Cash Withdrawals and Surrenders	3
Guaranteed Withdrawal Benefit	4
Tax Benefits	4
Policy Risks	5
Risk of an Increase in Current Fees and Expenses	5
Investment Risks	5
Risk of Lapse	5
Risks of Using Proceeds from Another Life Insurance Policy or Annuity Contract to Purchase this Policy	5
Tax Risks (Income Tax and MEC)	5
Loan Risks	6
Portfolio Risks	7
Fee Tables	7
Range of Expenses for the Portfolios	9
Western Reserve, the Separate Account, the Fixed Account and the Portfolios	9
Western Reserve	9
The Separate Account	9
Changes to the Separate Account	10
The Fixed Account	10
The Portfolios	11
Allocation Limitations	12
Selection of Underlying Portfolios	12
Addition, Deletion, or Substitution of Portfolios	13
Your Right to Vote Portfolio Shares	13
Charges and Deductions	13
Premium Expense Charge	14
Monthly Deduction	14
Recovery of Monthly Deductions	16
Mortality and Expense Risk Charge	16
Surrender Charge	16
Loan Interest Spread	17
Taxes	17
Rider Charge	18
Portfolio Expenses	18
Revenue We Receive	18
The Policy	19
Ownership Rights	19
Modifying the Policy	19
Purchasing a Policy	20
Tax-Free "Section 1035" Exchanges	20
When Insurance Coverage Takes Effect	20
Backdating a Policy	20
Policy Changes After Age 100	21
Policy Features	21
Premiums	21
Premium Payments	21
Initial Premium	21

The Policy is not available in the State of New York.

i

Premium Limitations	22
Allocating Premiums	22
Premium Flexibility	23
No Lapse Guarantee	23
Transfers	24
General	24
Disruptive Trading and Market Timing	24
Fixed Account Transfers	27
Conversion Rights	28
Dollar Cost Averaging	28
Asset Rebalancing Program	28
Third Party Asset Allocation Services	29
Policy Values	30
Cash Value	30
Net Surrender Value	30
Subaccount Value	30
Subaccount Unit Value	31
Fixed Account Value	31
Death Benefit	32
Death Benefit Proceeds	32
Death Benefit	32
Guaranteed Minimum Death Benefit	33
Death Benefit After Age 100	33
Payment Options	34
Surrenders and Cash Withdrawals	34
Surrenders	34
Cash Withdrawals	34
Guaranteed Withdrawal Benefit	35
Canceling a Policy	37
Loans	37
General	37
Interest Rate Charged	38
Loan Reserve Account Interest Rate Credited	38
Effect of Policy Loans	38
Policy Lapse and Reinstatement	39
Lapse	39
Reinstatement	39
Federal Income Tax Considerations	39
Tax Status of the Policy	40
Tax Treatment of Policy Benefits	40
Other Policy Information	43
Payments We Make	43
Split Dollar Arrangements	43
Policy Termination	44
Supplemental Benefit (Rider)	44
Living Benefit Rider (an Accelerated Death Benefit)	44
Additional Information	45
Sale of the Policies	45
Legal Proceedings	46
Financial Statements	47
Performance Data	47
Rates of Return	47
Table of Contents of the Statement of Additional Information	48
Glossary	49
Illustrations	52
Appendix A	52
Prospectus Back Cover	57
Personalized Illustrations of Policy Benefits	57
Inquiries	57

ii

Policy Benefits/Risks Summary	WRL Benefactor SM

This summary describes the Policy’s important benefits and risks. More detailed information about the Policy appears later in this prospectus and in the Statement of Additional Information (“SAI”). For your convenience, we have provided a Glossary at the end of this prospectus that defines certain words and phrases used in this prospectus.

Policy Benefits

The Policy in General

•

The WRL Benefactor SM is an individual flexible premium variable life insurance policy. The Policy gives you the potential for long-term life insurance coverage with the opportunity for tax-deferred cash value accumulation. The Policy’s cash value will increase or decrease depending on the investment performance of the subaccounts, the premiums you pay, the fees and charges we deduct, the interest we credit to the fixed account, and the effects of any Policy transactions (such as transfers, loans and partial withdrawals).

•

The Policy contains a benefit – Guaranteed Withdrawal Benefit – under which, if certain conditions are met, you will receive guaranteed withdrawal benefit payments without causing the Policy to lapse. The guarantee applies even if the cash value reaches zero or less.

•

You may purchase the Policy by withdrawing the cash value from other insurance products you own. Some of these transactions may be taxable, while others may qualify as a tax-free exchange under Section 1035 of the Internal Revenue Code ("1035 Exchange"). Before purchasing the Policy, you should consult a qualified tax advisor about the tax consequences of purchasing a Policy by withdrawing the cash value from other insurance products you own. There are risks associated with such exchanges, which are discussed below.

•

If all of your initial premium is from a 1035 Exchange of a life insurance policy with surrender charges greater than or equal to 3% or from an exchange of an annuity with surrender charges greater than or equal to 3% (each a “replacement transaction”), your Policy will be issued with a 5-year surrender charge schedule. Each additional premium will have its own 5-year surrender charge schedule from the date of the additional premium payment. If any portion of the initial premium is not from such a replacement transaction, then your Policy will be issued with a 6-year surrender charge schedule, and each additional premium payment will have its own 6-year surrender charge schedule from the date of the additional premium payment.

•

The Policy is designed to be long-term in nature in order to provide significant life insurance benefits for you. However, purchasing the Policy involves certain risks. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should consider the Policy in conjunction with other insurance you own. The Policy is not suitable as a short-term savings vehicle. There may be adverse consequences should you decide to surrender your Policy early, such as payment of a surrender charge.

•

Fixed Account. You may place money in the fixed account where it earns at least 2% annual interest. We may declare higher rates of interest, but are not obligated to do so. The fixed account is part of our general account.

•

Separate Account. You may direct the money in your Policy to any of the subaccounts of the separate account. Each subaccount invests exclusively in one of the portfolios listed on the cover of this prospectus. Money you place in a subaccount is subject to investment risk and its value will vary each day according to the investment performance of the portfolios in which the subaccounts invest.

•

Once we deliver your Policy, the free-look period begins. You may return the Policy during this period and receive a refund. Depending on the laws of the state governing your Policy (usually the state where you live), we will either allocate your initial net premium(s) to the accounts you indicated on your application, or we will place your initial net premium(s) in the reallocation account until the reallocation date as shown on your Policy schedule page. If you purchase the Policy by using the proceeds from an existing life insurance policy and later you decide to cancel the Policy by exercising your free-look right, you may not be able to reinstate that previous life insurance policy. You run the risk that you may be left without any life insurance coverage and you may be required to pay taxes on the proceeds.

•

We anticipate that in most situations the Policy will be a Modified Endowment Contract ("MEC") under federal tax laws. If your Policy is treated as a MEC, you will be taxed on any investment gains included in the transaction when you take a withdrawal (including a payment under the Guaranteed Withdrawal Benefit) or a Policy loan, or you assign, pledge or surrender your Policy. In addition, a 10% penalty tax may be imposed on the taxable portion of cash withdrawals (including a payment under the Guaranteed Withdrawal Benefit), surrenders, assignments, pledges and loans taken before you reach age 59 ½.

•

No Lapse Guarantee. The Policy has a no lapse guarantee in effect as long as the Guaranteed Minimum Death Benefit or Guaranteed Withdrawal Benefit Base is positive and as long as there is no loan on the Policy.

Death Benefit

•	If the insured dies while the Policy is in force, we will pay a death benefit to the beneficiary(ies), subject to applicable law and the forms of the Policy.
•	The death benefit is the greatest of:
>

the Guaranteed Minimum Death Benefit -- the return of a percentage of the initial premium reduced by any adjusted withdrawals(the percentage of initial premium varies by the issue age of the insured); or

> the Basic Death Benefit -- the limitation percentage, as shown on your Policy’s schedule page, multiplied by the cash value on the date of the primary insured’s death; or
>

the amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code. We believe that this section requires the amount of the death benefit to be at least equal to an amount produced by multiplying the limitation percentage, as shown on your Policy's schedule page, by the Available Guaranteed Withdrawal Benefit Amount on the date of the primary insured's death once you are eligible to receive the Guaranteed Withdrawal Benefit. We will apply this Policy death benefit provision in accord with this interpretation unless and until the Internal Revenue Service or the courts provide contrary guidance on minimum death benefit issues. For a more detailed description, see the Guaranteed Withdrawal Benefit section.

We will reduce the death benefit proceeds by any outstanding loan amount, including accrued interest, and any due and unpaid charges. Moreover, withdrawals may have a significant impact on the Guaranteed Minimum Death Benefit.

•	Under current tax law, the death benefit should generally be U.S. federal income tax free to the beneficiary. Other taxes, such as estate taxes, may apply.

No Lapse Guarantee

•

If there is no loan outstanding, the Policy will not lapse until the net surrender value is zero, and the Guaranteed Withdrawal Benefit Base (the initial premium, minus the sum of all adjusted excess withdrawals, minus the sum of all adjusted loan withdrawals, plus the sum of all loan payments) is zero, and the Guaranteed Minimum Death Benefit is zero.

•

The no lapse guarantee is not in effect while a loan is outstanding, but it can be restored by repaying the loan if the Guaranteed Withdrawal Benefit Base is positive after repayment of the loan. If a loan reduces the net surrender value of the Policy to zero, the Policy will enter a grace period and may subsequently lapse unless you make a sufficient payment during the grace period.

Cash Value

•

The cash value is the sum of the Policy's value in the subaccounts and the fixed account and is the starting point for calculating important values under the Policy, such as net surrender value and the death benefit. The Policy may lapse if you do not have sufficient cash value in the Policy to pay the monthly deductions, the surrender charge and/or any outstanding loan amount(s) and accrued loan interest, and the no lapse guarantee is not in effect.

Transfers

•

You can transfer cash value among the subaccounts and the fixed account. You currently may make transfers in writing, by telephone, by fax or electronically through our website. We do not assess a transfer charge.

•	Dollar cost averaging and asset rebalancing programs are available.
•

The Policy allows a transfer out of the fixed account of the greater of up to 25% of the amount in the fixed account, or the amount transferred in the previous Policy year. Currently, we do not, but reserve the right to, limit the number of transfers out of the fixed account to one per Policy year. If we modify or stop this current practice, we will notify you at the time of your transfer.

•

Unless otherwise required by state law, we may restrict transfers into the fixed account if the fixed account value, excluding amounts in the loan reserve, after the transfer has been made would exceed $250,000.

•

We may impose restrictions on the transfer privilege. See the discussion of our policy with regard to market timing, including transfers, and the costs and risks to you that can result from programmed, large, frequent, or short-term transfers, in our Statement of Policy on Disruptive Trading and Market Timing.

•

We have classified certain portfolios of the Series Fund as Designated Subaccounts, and you can allocate only a certain percentage of cash value to those Designated Subaccounts. The percentage is 35%, but may be changed for new Policies issued in the future. If your percentage of total cash value that is in Designated Subaccounts exceeds the 35% limit, we will rebalance it to 35% when you add premium, take a loan, repay a loan, make a withdrawal, or make a transfer. In such cases, we will simultaneously and automatically transfer funds from the Designated Subaccounts on a pro rata basis to the Transamerica Money Market subaccount to bring the Policy to the 35% limit. Such an automatic transfer to the Transamerica Money Market subaccount will not count as a transfer for the purpose of any restrictions or limits that may be imposed.

Loans

•

After the first Policy year (as long as your Policy is in force), you may take a loan against the Policy up to 90% of the net surrender value. We may permit a loan before the first anniversary for Policies issued pursuant to 1035 Exchanges. The minimum loan amount is generally $500.

•

To secure the loan, we transfer an amount equal to your loan from your cash value to a loan reserve account. The loan reserve account is part of the fixed account. We will credit 2.00% interest annually on amounts in the loan reserve account.

•

Before attained age 100, we currently charge 6.00% interest annually, payable in arrears, on any outstanding loan amount. This charge is guaranteed not to exceed 6.00%. Interest not paid when due is added to the amount of the loan to be repaid.

•	After attained age 100, we will charge a preferred loan interest rate. We currently charge 2.00% interest on preferred loans. This charge is guaranteed not to exceed 2.25%.
•

A Policy loan (i) reduces the death benefit proceeds and net surrender value by the amount of any outstanding loan amount, including accrued loan interest, (ii) reduces the Guaranteed Withdrawal Benefit Base by at least the amount of the loan plus any accrued loan interest, and (iii) may have a severe impact on the Available Guaranteed Withdrawal Benefit Amount. See the “Guaranteed Withdrawal Benefit” section.

•	The no lapse guarantee is not in effect while a loan is outstanding, but it can be restored if the loan is repaid.
•

Federal income taxes and a penalty tax may apply to any loans you take against the Policy. The federal tax consequence of loans with preferred rates is uncertain and there may be adverse tax consequences.

Cash Withdrawals and Surrenders

•

You may take a withdrawal of a portion of your cash value after the first Policy year. If you are not yet eligible for the Guaranteed Withdrawal Benefit (i.e., your eligibility starts on the later of when the primary insured reaches age 59 ½ or the first Policy anniversary) then, for Policy years two through five, the amount of the withdrawal must be:

	>	at least $500; but
	>	no more than 10% of the net surrender value; and
	>	no more than the net surrender value less $500.
•	After the fifth Policy year and until you are eligible for the Guaranteed Withdrawal Benefit, the amount of the withdrawal must be:
	>	at least $500; but
	>	no more than the net surrender value less $500.
•	Regardless of any of the limits above, after eligibility for the Guaranteed Withdrawal Benefit, the amount of the withdrawal must be:
	>	at least the lesser of $500 or the Available Guaranteed Withdrawal Benefit Amount; but
	>	no more than the greater of the net surrender value or the Available Guaranteed Withdrawal Benefit Amount.
•

A cash withdrawal will reduce the cash value by the amount of the withdrawal. The Guaranteed Minimum Death Benefit will be reduced by an adjusted withdrawal amount that may be larger than the withdrawal itself. Cash withdrawals may also reduce the Guaranteed Withdrawal Benefit Base.

•

You may fully surrender the Policy at any time before the insured’s death. Life insurance coverage and the Guaranteed Withdrawal Benefit will end. You will receive the net surrender value. The surrender charge may be significant. You may receive little or no net surrender value if you surrender your Policy in the early Policy years.

•

If all of your initial premium is from a 1035 Exchange of a life insurance policy with surrender charges greater than or equal to 3% or from an exchange of an annuity with surrender charges greater than or equal to 3% (each a replacement transaction), your Policy will be issued with a five-year surrender charge schedule (“5-year schedule”). Each additional premium payment will have its own 5-year schedule from the date of the additional premium payment.

•

If any portion of the initial premium is not from a replacement transaction, your Policy will be issued with a six- year surrender charge schedule (“6-year schedule”). Each additional premium payment will have its own 6-year schedule from the date of the additional premium payment.

•	The surrender charge percentage will be lower for Policies with a 5-year schedule than for Policies with a 6-year schedule. The surrender charge percentage may vary by state.
•	A cash withdrawal may also increase the risk that the no lapse guarantee will not remain in effect.
•	Federal income taxes and a penalty tax may apply to cash withdrawals and surrenders.

Guaranteed Withdrawal Benefit

We offer a Guaranteed Withdrawal Benefit (“GWB”) that allows you to elect to receive Guaranteed Withdrawal Benefit payments, if certain conditions are met. Under this benefit, we guarantee that you may withdraw up to 5% of the Guaranteed Withdrawal Benefit Base each Policy year through one or more withdrawals during the lifetime of the primary insured. The GWB for any Policy year will be made available and is withdrawable on a pro-rated monthly basis over each Policy year (“Available Guaranteed Withdrawal Benefit Amount”). You can begin taking these GWB withdrawals on the later of: (i) the Monthiversary after the primary insured reaches age 59 ½, or (ii) the first anniversary of the Policy date. Amounts not withdrawn in the month they are first withdrawable will accumulate and may be withdrawn as a GWB at any time throughout the rest of that Policy year, but not thereafter. Withdrawals taken under this benefit will not cause the Policy to lapse or result in a negative cash value, provided the no lapse guarantee is in effect. However, a withdrawal under the Guaranteed Withdrawal Benefit may cause a Policy to lapse if a policy loan exists, because the no lapse guarantee will not then be in effect.

Notwithstanding the Guaranteed Withdrawal Benefit limits, you can always withdraw a greater amount up to your withdrawal limit pursuant to your rights under the Policy (see "Surrenders and Cash Withdrawals), but there are negative consequences to taking withdrawals in excess of those allowed under the GWB.

Please note:

•	Withdrawals under the GWB:
	•	will reduce your cash value;
	•	will reduce your Basic Death Benefit, your Guaranteed Minimum Death Benefit and other benefits;
	•	may be subject to income taxes; and
	•	may be limited or restricted under Policies purchased in connection with certain tax-qualified retirement plans.
•

Withdrawals that exceed the GWB amount that has been made available at any time in any Policy year, or that are taken before eligibility for GWB payments (i.e., before age 59 ½), will reduce the total Guaranteed Withdrawal Benefit Base and may result in a reduction to the Guaranteed Withdrawal Benefit Base that is greater than the amount of the excess withdrawal.

•

Loans and loan interest accruals will reduce the Guaranteed Withdrawal Benefit Base by at least the amount of the loan plus any accrued loan interest, and could have a significant impact on the maximum annual withdrawal amount under the GWB.

•	You may continue to take withdrawals under the GWB even after your cash value is $0, but doing so will reduce your Guaranteed Minimum Death Benefit.

You should consult a tax advisor about the tax treatment and tax consequences of withdrawals under the GWB.

Tax Benefits

We intend the Policy to satisfy the definition of life insurance under the Internal Revenue Code so that the death benefit generally should be excludible from the taxable income of the beneficiary. Transfers between the subaccounts are not taxable transactions. If your Policy is not a MEC, you should not be deemed in receipt of any taxable gains included in cash value until withdrawals and surrenders exceed your tax basis in the Policy, or other distributions are made as described in the Federal Income Tax Considerations section in this prospectus.

Policy Risks

Risk of an Increase in Current Fees and Expenses

Certain fees and expenses currently are assessed at less than their guaranteed maximum levels. In the future, we may increase these current charges up to the guaranteed (that is, maximum) levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Policy in force.

Investment Risks

If you invest your Policy’s cash value in one or more subaccounts, then you will be subject to the risk that investment performance of the subaccounts will be unfavorable and that the cash value in your Policy will decrease. In addition, we may deduct Policy fees and charges from your cash value, which can significantly reduce your cash value. During times of poor investment performance, this deduction will have an even greater impact on your cash value. You could lose everything you invest and your Policy could lapse without value, unless you pay additional premiums. If you allocate premiums to the fixed account, then we credit your fixed account value with a declared rate of interest. You assume the risk that the interest rate on the fixed account may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 2%.

Risk of Lapse

If your Policy fails to meet certain conditions, we will notify you that the Policy has entered a 61-day grace period and will lapse without value unless you make a sufficient payment during the grace period.

Your Policy contains a no lapse guarantee. Your Policy will not lapse, as long as the Guaranteed Minimum Death Benefit or the Guaranteed Withdrawal Benefit Base is positive and as long as there is no loan on the Policy. The no lapse guarantee will not be effective if you take out a loan, but can be restored if the loan is repaid.

You will lessen the risk of lapse of your Policy if you keep the no lapse guarantee in effect. Before you take a cash withdrawal or a loan, you should consider carefully the effect it will have on the no lapse guarantee.

A Policy lapse may have adverse tax consequences.

You may reinstate the Policy within five years after it has lapsed, if the insured meets the insurability requirements and you pay the amount we require.

Risks of Using Proceeds from Another Life Insurance Policy or Annuity Contract to Purchase this Policy

You should be aware that using the cash value of your current life insurance policy to pay for this policy may qualify as a tax-free exchange under Section 1035 of the Tax Code. You should expect to pay any applicable surrender charges on your current life insurance policy, and these charges will reduce the cash available to pay for this Policy. However, use of proceeds from your annuity contract to acquire this Policy, whether pursuant to an exchange of the annuity for this Policy or by a withdrawal of cash value from the annuity, will be taxable and will not qualify as a tax-free Section 1035 exchange; you will be required to pay any surrender charges and to pay income taxes on any gains you have in the proceeds received from the annuity to acquire this Policy.

In addition, if you exchange your current life insurance policy to purchase the WRL Benefactor, and you later decide to cancel this Policy during the free-look period, there is no guarantee that the insurance company that issued your current life insurance policy will permit you to reinstate that Policy. You may be left without any life insurance coverage and you may be required to pay taxes on the proceeds. You should carefully determine that WRL Benefactor is appropriate for you before using the proceeds from another life insurance policy to purchase this Policy.

Tax Risks (Income Tax and MEC)

We expect that the Policy will generally qualify as a life insurance contract under federal tax law, and that the death benefit paid to the beneficiary will generally not be subject to federal income tax. However, the Policy has certain features such as the Guaranteed Withdrawal Benefit, whose effect on such tax qualification requirements is not completely addressed in existing legal interpretations or guidance from the Internal Revenue Service and there is, therefore, some risk that the Policy might not be deemed a life insurance contract under federal tax law. If the

Policy is not so treated, annual increases in the Policy’s cash value will be subject to federal income tax each year. We will interpret and administer the Policy provisions to try to maintain such qualification of the Policy as a life insurance contract for federal tax purposes.

Depending on the total amount of premiums you pay, the Policy may be treated as a modified endowment contract ("MEC") under federal tax laws. Even if the Policy is treated as a MEC under federal tax laws, the Policy still should be treated as a life insurance policy under those laws so that the death benefit generally should be excludible from the taxable income of the beneficiary. We anticipate that in most situations the Policy will be classified as a MEC because the premium paid will exceed the MEC seven pay limit. A MEC is a life insurance contract where premium paid at any time during the first seven Policy years, or during seven year periods following certain changes in Policy terms or benefits, exceeds premium limits calculated under the Internal Revenue Code (the “seven pay limit”). If a Policy is treated as a MEC, partial withdrawals, surrenders, assignments, pledges and loans will be taxable as ordinary income to the extent there are untaxed earnings in the Policy. In addition, a 10% penalty tax may be imposed on the taxable portion of cash withdrawals, surrenders, assignments, pledges and loans taken before you reach age 59 ½. If a Policy is not treated as a MEC, partial surrenders and withdrawals will not be subject to tax to the extent of your basis in the Policy. Amounts in excess of your basis in the Policy, while subject to tax as ordinary income, will not be subject to a 10% penalty tax. Also, if your Policy is not a MEC, loans, assignments and pledges are not taxable when made. You should consult a qualified tax advisor for assistance in all tax matters involving your Policy.

Loan Risks

A Policy loan, whether or not repaid, will affect cash value over time because we subtract the amount of the loan from the subaccounts and the fixed account and place that amount in the loan reserve as collateral. We then credit a fixed interest rate of 2.0% to the loan collateral. As a result, the loan collateral does not participate in the investment results of the subaccounts and may not continue to receive the current interest rates credited to the unloaned portion of the fixed account. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the subaccounts and the interest rates credited to the fixed account, the effect could be favorable or unfavorable.

We also currently charge interest on Policy loans until age 100 at an annual rate of 6.00%, payable in arrears. This charge is guaranteed not to exceed 6.00%. After age 100, we currently charge interest at an annual rate of 2.00%, payable in arrears. This charge is guaranteed not to exceed 2.25%. Interest is added to the amount of the loan to be repaid.

The Policy may be purchased with the intention of accumulating cash value on a tax-free basis for some period (such as, until retirement) and then periodically borrowing from the Policy without allowing the Policy to lapse. The aim of this strategy may be to continue borrowing from the Policy on a tax-free basis until its cash value is just enough to pay off the Policy loans that have been taken out. Anyone contemplating taking advantage of this strategy should be aware that it involves several risks. First, this strategy will fail to achieve its goal if the Policy is a MEC or becomes a MEC after the periodic borrowing begins. Second, this strategy has not been ruled on by the Internal Revenue Service or the courts and it may be subject to challenge by the IRS, since it is possible that loans under the Policy will be treated as taxable distributions. Third, any borrowing may severely reduce your Guaranteed Withdrawal Benefit.

A Policy loan could make it more likely that a Policy would lapse. The no lapse guarantee is not in effect while a loan is outstanding, but can be restored if the loan is repaid and certain other conditions are met. There is also a risk that if the loan, insurance charges and unfavorable investment experience reduce your net surrender value and the no lapse guarantee is no longer in effect, then the Policy will lapse. Assuming the Policy is not a MEC and that Policy loans have not already been subject to tax as distributions, a significant tax liability could arise when the lapse occurs. Anyone considering using the Policy as a source of tax-free income by taking out Policy loans should not acquire a MEC and should consult a qualified tax advisor about the tax risks inherent in such a strategy before purchasing the Policy.

If the Policy lapses or is surrendered while a loan is outstanding, you will realize taxable income equal to the lesser of the untaxed gain in the Policy or the sum of the excess of the loan balance (including accrued interest) and any cash received on surrender over your basis in the Policy. If the Policy is a MEC or becomes a MEC within two years of taking a loan, such loan will be taxed as if it were a withdrawal from the Policy.

If the Policy lapses or terminates due to volatility in the investment performance of the underlying portfolios or another reason, you may incur tax consequences at an unexpected time.

You should consult with your own qualified tax advisor to apply the law to your particular circumstances.

Portfolio Risks

A comprehensive discussion of the risks of each portfolio may be found in each portfolio’s prospectus. Please refer to the Series Fund prospectuses for the portfolios for more information.

There is no assurance that any of the portfolios will achieve its stated investment objective.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the Policy. If the amount of a charge depends on the personal characteristics of the insured or the owner, then the fee table lists the minimum and maximum charges we assess under the Policy, and the fees and charges of a representative insured with the characteristics set forth below. These charges may not be representative of the charges you will pay.

The first table describes the fees and expenses that you will pay when buying the Policy, paying premiums, or surrendering the Policy.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge
Premium Expense Charge:	Upon payment of each premium	0% of premium payments in first year, 3% thereafter	0% of premium payments in first year, 3% thereafter
Surrender Charge[1]	Upon full surrender of the Policy during the first 6 Policy years or during the first 6 years from the date of any additional premium payment	8% of premium	8% of premium
Living Benefit Rider (an Accelerated Death Benefit)	When rider is exercised	One year's interest at an interest rate that equals the greater of the current yield on 90-day Treasury bills, or the 6% Policy loan interest rate[2]	One year's interest at an interest rate that equals the greater of the current yield on 90-day Treasury bills, or the 6% Policy loan interest rate[2]
Transfer Fee	No Charge	$0	$0

_________________________

1 Under the 6-year schedule, the surrender charge declines to 0% over 6 years. A different surrender charge schedule will apply to initial premium payments for Policies purchased through certain replacement transactions. The surrender charge for such Policies declines from 6% of initial premium payment to 0% over 5 years. Each additional premium payment will have its own 5-year or 6-year surrender charge period, depending on the surrender charge schedule applicable to the initial premium for the Policy. The surrender charge may vary by state.

2 We do not assess an administrative charge for this rider; however, we do reduce the single-sum benefit by this discount factor to compensate us for lost income as a result of the early payment of the death benefit.

The table below describes the fees and expense that you will pay periodically during the time that you own the Policy, not including portfolio fees and expenses.

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge
Fixed Account Asset Based Charge	Monthly, on the Policy date and on each Monthiversary	4% annually of unloaned cash value of the fixed account	4% annually of unloaned cash value of the fixed account
Cost of Insurance[3] (without Extra Ratings)[4]	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 100
• Maximum Charge (		$83.33 per $1,000 of net amount at risk per month[6]	$0 per $1,000 of net amount at risk per month[6]
• Minimum Charge		$0.09 per $1,000 of net amount at risk per month6, [7]	$0 per $1,000 of net amount at risk per month[6]
• Initial Charge for male insured, issue age 65, in the simplified issue non-tobacco use class		$3.71 per $1,000 of net amount at risk per month[6]	$0 per $1,000 of net amount at risk per month[6]
Mortality and Expense Risk Charge	Daily	Annual rate of 3.20% for all Policy years of average daily net assets of each subaccount in which you are invested	Annual rate of 3.20% for all Policy years of average daily net assets of each subaccount in which you are invested

For information concerning compensation paid for the sale of the Policy, see "Sale of the Policies."

_________________________

3 Cost of insurance charges are based on the insured’s issue age, gender, underwriting class, Policy duration, Policy year, and the net amount at risk. Cost of insurance rates generally will increase each year with the age of the insured. We currently do not assess a cost of insurance charge, but may do so in the future.

4 We may place an insured in a sub-standard underwriting class with extra ratings that reflect higher mortality risks and that result in a lower Basic Death Benefit. If the insured possesses additional mortality risks, we may add a surcharge to the cost of insurance rates of up to $83.33 monthly per $1,000 of net amount at risk.

( This maximum charge is based on an insured with the following characteristics: male, age 70 at issue, simplified issue non-tobacco class and in the 30th Policy year. This maximum charge may also apply to insureds with other characteristics.

6 The net amount at risk equals the death benefit on a Monthiversary, minus the cash value on such Monthiversary.

7This minimum charge is based on an insured with the following characteristics: female, age 25 at issue, full underwritten non-tobacco class, and in the first Policy year. This minimum charge may also apply to insureds with other characteristics.

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge
Monthly Policy Charge	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 100	$15.00 per month	$0.00 per month
Loan Interest Spread[8]	On Policy anniversary or earlier, as applicable[9]	4.00% (effective annual rate)	4.00% (effective annual rate)

Range of Expenses for the Portfolios1

The next table shows the lowest and highest total operating expenses charged by the portfolios during the fiscal year ended December 31, 2005. Expenses of the portfolios may be higher or lower in the future. More detail concerning each portfolio’s fees and expenses is contained in the prospectus for each portfolio.

	Lowest	Highest
Total Annual Portfolio Operating Expenses (total of all expenses that are deducted from portfolio assets, including management fees, and other expenses)	0.40%	0.94%

1 The portfolio expenses used to prepare this table were provided to Western Reserve by the funds. Western Reserve has not independently verified such information. The expenses shown are those incurred for the year ended December 31, 2005. Current or future expenses may be greater or less than those shown.

Western Reserve, the Separate Account, the Fixed Account and the Portfolios

Western Reserve

Western Reserve Life Assurance Co. of Ohio located at 570 Carillon Parkway, St. Petersburg, Florida 33716 is the insurance company issuing the Policy. We are obligated to pay all benefits under the Policy.

The Separate Account

The separate account is a separate account of Western Reserve, established under Ohio law. We own the assets in the separate account and we may use assets in the separate account to support other variable life insurance policies we issue. The separate account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act").

The separate account is divided into subaccounts, each of which invests in shares of a specific portfolio of the Series Fund. These subaccounts buy and sell portfolio shares at net asset value without any sales charge. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that portfolio.

Income, gains, and losses credited to, or charged against, a subaccount of the separate account reflect the subaccount's own investment experience and not the investment experience of our other assets. The separate account's assets may not be used to pay any of our liabilities other than those arising from the Policies and other variable life insurance policies we issue. If the separate account's assets exceed the required reserves and other liabilities, we may transfer the excess to our general account.

_________________________

8 The Loan Interest Spread is the difference between the amount of interest we charge you for a loan (currently, an effective annual rate of 6.00%, guaranteed not to exceed 6.00%) and the amount of interest we credit to your loan account (an effective annual rate of 2.0% guaranteed). On and after attained age 100, we will charge preferred loan interest rates that are lower. After attained age 100, all loans will be considered preferred loans. The maximum loan interest spread on preferred loans is 0.25%, and the current spread is 0.0%.

9 While a Policy is outstanding, loan interest is payable in arrears on each Policy anniversary, or, if earlier, on the date of loan repayment, Policy lapse, surrender, Policy termination, or the insured's death.

Changes to the Separate Account. As permitted by applicable law, we reserve the right to make certain changes to the structure and operation of the separate account, including, among others, the right to:

•	Remove, combine, or add subaccounts and make the combined or new subaccounts available for allocation of net premiums;
•	Combine the separate account or any subaccount(s) with one or more different separate account(s) or subaccount(s);
•	Close certain subaccounts to allocations of new net premiums by current or new policyowners;
•	Transfer assets of the separate account or any subaccount, which we determine to be associated with the class of policies to which the Policy belongs, to another separate account or subaccount;
•	Operate the separate account as a management investment company under the 1940 Act, or as any other form permitted by law;
•	Establish additional separate accounts or subaccounts to invest in new portfolios of the Series Fund or other funds;
•	Manage the separate account at the direction of a committee;
•	Endorse the Policy, as permitted by law, to reflect changes to the separate account and subaccounts as may be required by applicable law;
•	Change the investment objective of a subaccount;
•	Substitute, add, or delete fund portfolios in which subaccounts currently invest net premiums, to include portfolios of newly designated funds;
•	Fund additional classes of variable life insurance policies through the separate account; and
•	Restrict or eliminate any voting privileges of owners or other persons who have voting privileges in connection with the operation of the separate account.

Some, but not all, of these future changes may be the result of changes in applicable laws or interpretation of the laws.

We have classified the following portfolios of the Series Fund as Designated Subaccounts: Transamerica Convertible Securities; Transamerica Equity; Transamerica Growth Opportunities; Transamerica Small/Mid Cap Value; and Transamerica Value Balanced. Investment into the Designated Subaccounts will be limited so that these funds do not account for more than 35% of the cash value, where cash value includes both subaccount and fixed account value.

The portfolios, which sell their shares to the subaccounts, may discontinue offering their shares to the subaccounts.

We will not make any such changes to the separate account without receiving any necessary approval of the SEC and applicable state insurance departments. We will notify you of any changes. We reserve the right to make other structural and operational changes affecting the separate account.

The Fixed Account

The fixed account is part of Western Reserve's general account. We use general account assets to support our insurance and annuity obligations other than those funded by separate accounts. Subject to applicable law, Western Reserve has sole discretion over the investment of the fixed account's assets. Western Reserve bears the full investment risk for all amounts contributed to the fixed account. Western Reserve guarantees that the amounts allocated to the fixed account will be credited interest daily at an annual net effective interest rate of at least 2.0%. We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion. We have no formula for determining fixed account interest rates in excess of the guaranteed rate nor any duration for such rates.

Money you place in the fixed account will begin earning interest compounded daily at the current interest rate in effect at the time of your allocation. Unless otherwise required by state law, we may restrict your allocations and transfers to the fixed account if the fixed account value, excluding the loan reserve, following the allocation or transfer would exceed $250,000. We may declare current interest rates from time to time. We may declare more than one interest rate for different money based upon the date of allocation or transfer to the fixed account. When we declare a current interest rate higher than the guaranteed rate on amounts allocated to the fixed account, we guarantee the higher rate on those amounts for at least one year (the "guarantee period") unless those amounts are transferred to the loan reserve. At the end of the guarantee period we may declare a new current interest rate on those amounts and any accrued interest thereon. We will guarantee this new current interest rate for another guarantee period. We credit interest greater than 2.0% during any guarantee period at our sole discretion. You bear the risk that interest we credit will not exceed 2.0%.

We deduct amounts from the fixed account for cash withdrawals, transfers to the subaccounts, or monthly deduction charges on a first in, first out basis ("FIFO") for the purpose of crediting interest.

The fixed account has not been registered with the Securities and Exchange Commission and the staff of the Securities and Exchange Commission has not reviewed the disclosure in this prospectus relating to the fixed account.

The Portfolios

The separate account invests in shares of the portfolios of the Series Fund. Each portfolio is an investment division of the Series Fund, which is an open-end management investment company registered with the SEC. Such registration does not involve supervision of the management or investment practices or policies of the portfolios by the SEC.

Each portfolio's assets are held separate from the assets of the other portfolios, and each portfolio has investment objectives and policies that are different from those of the other portfolios. Thus, each portfolio operates as a separate investment fund, and the income or loss of one portfolio has no effect on the investment performance of any other portfolio. Pending any required approval by a state insurance regulatory authority, certain subaccounts and corresponding portfolios may not be available to residents of some states.

Each portfolio's investment objective(s) and policies are summarized below. There is no assurance that any of the portfolios will achieve its stated objective(s). Certain portfolios may have investment objectives and policies similar to other portfolios that are managed by the same investment adviser or sub-adviser. The investment results of the portfolios, however, may be higher or lower than those of such other portfolios. We do not guarantee or make any representation that the investment results of the portfolios will be comparable to any other portfolio, even those with the same investment adviser or manager.

You can find more detailed information about the portfolios, including a description of risks, in the Series Fund prospectuses. You may obtain a free copy of the Series Fund prospectuses by contacting us at 1-800-851-9777 or visiting our website at www.westernreserve.com. You should read the Series Fund prospectuses carefully.

Portfolio	Sub-Adviser or Adviser and Investment Objective
Transamerica Balanced

Transamerica Investment Management, LLC

Seeks to achieve long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds, and cash or cash equivalents.

Transamerica Convertible Securities*	Transamerica Investment Management, LLC Seeks maximum total return through a combination of current income and capital appreciation.
Transamerica Equity*	Transamerica Investment Management, LLC Seeks to maximize long-term growth.
Transamerica Growth Opportunities*	Transamerica Investment Management, LLC Seeks to maximize long-term growth.
Transamerica Money Market	Transamerica Investment Management, LLC Seeks to obtain maximum current income consistent with preservation of principal and maintenance of liquidity.

Portfolio	Sub-Adviser or Adviser and Investment Objective
Transamerica Small/Mid Cap Value*	Transamerica Investment Management, LLC Seeks to maximize total return.
Transamerica U.S. Government Securities

Transamerica Investment Management, LLC

Seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its net assets in U.S. Government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities.

Transamerica Value Balanced*	Transamerica Investment Management, LLC Seeks preservation of capital and competitive investment returns.

* These portfolios are currently classified as Designated Subaccounts. Investment into these Designated Subaccounts may be limited so that these Designated Subaccounts do not account for more than 35% of the cash value, where cash value includes both subaccount and fixed account value.

Transamerica Fund Advisors, Inc. ("Transamerica Advisors") located at 570 Carillon Parkway, St. Petersburg, Florida 33716, is directly owned by Western Reserve (77%) and AUSA Holding Company (23%), serves as investment adviser to the Series Fund and manages the Series Fund in accordance with policies and guidelines established by the Series Fund's Board of Trustees. For certain portfolios, Transamerica Advisors has engaged investment sub-advisers to provide portfolio management services. Transamerica Advisors and each investment sub-adviser are registered investment advisers under the Investment Advisers Act of 1940, as amended. See the Series Fund prospectuses for more information regarding Transamerica Advisors and the investment sub-advisers.

Allocation Limitations

We have classified certain portfolios of the Series Fund as Designated Subaccounts, and you can allocate only a certain percentage of cash value to those Designated Subaccounts. The percentage is 35%. If the percentage of your total cash value that is in Designated Subaccounts exceeds 35%, we will rebalance it to 35% when you add premium, take a loan, repay a loan, make a withdrawal, or make a transfer. The excess over the Designated Subaccount Percentage of 35% will be simultaneously and automatically allocated pro ratably from the Designated Subaccounts to the Transamerica Money Market subaccount.

Selection of Underlying Portfolios

The underlying portfolios offered through this product are selected by Western Reserve, and Western Reserve may consider various factors, including, but not limited to, asset class coverage, the strength of the adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor that we may consider is whether the underlying portfolio or its service providers (e.g., the investment adviser or sub-advisers) or its affiliates will compensate us or our affiliates for providing certain administrative, marketing, and support services, or whether affiliates of the portfolio can provide marketing and distribution support for sales of the Policies. (See “Revenue We Receive.") We have included the Series Fund portfolios at least in part because they are managed by Transamerica Fund Advisors, Inc., our directly owned subsidiary.

You are responsible for choosing the portfolios, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Since investment risk is borne by you, decisions regarding investment allocations should be carefully considered.

In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the portfolios that is available to you, including each fund's prospectus, statement of additional information and annual and semi/annual reports. Other sources such as newspapers and financial and other magazines provide more current information, including information about any regulatory actions or investigations relating to a fund or portfolio. After you select portfolios for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

You bear the risk of any decline in the cash value of your Policy resulting from the performance of the portfolios you have chosen.

We do not recommend or endorse any particular portfolio and we do not provide investment advice.

Addition, Deletion, or Substitution of Portfolios

We do not guarantee that each portfolio will always be available for investment through the Policy. We reserve the right, subject to compliance with applicable law, to add new portfolios or portfolio classes, close existing portfolios or portfolio classes, or substitute portfolio shares that are held by any subaccount for shares of a different portfolio. New or substitute portfolios may have different fees and expenses and their availability may be limited to certain classes of purchasers. We will not add, delete or substitute any shares attributable to your interest in a subaccount without notice to you and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law.

Your Right to Vote Portfolio Shares

Even though we are the legal owner of the portfolio shares held in the subaccounts, and have the right to vote on all matters submitted to shareholders of the portfolios, we will vote our shares only as policyowners instruct, so long as such action is required by law.

Before a vote of a portfolio's shareholders occurs, you will receive voting materials from us. We will ask you to instruct us on how to vote and to return your proxy to us in a timely manner. You will have the right to instruct us on the number of portfolio shares that corresponds to the amount of cash value you have in that portfolio (as of a date set by the portfolio).

If we do not receive voting instructions on time from some policyowners, we will vote those shares in the same proportion as the timely voting instructions we receive. Therefore, because of proportional voting, a small number of policyowners may control the outcome of a vote. Should federal securities laws, regulations and interpretations change, we may elect to vote portfolio shares in our own right. If required by state insurance officials, or if permitted under federal regulation, we may disregard certain owner voting instructions. If we ever disregard voting instructions, we will send you a summary in the next annual report to policyowners advising you of the action and the reasons we took such action.

Charges and Deductions

This section describes the charges and deductions that we make under the Policy in consideration for: (1) the services and benefits we provide; (2) the costs and expenses we incur and (3) the risks we assume. The fees and charges deducted under the Policy may result in a profit to us.

Services and benefits we provide under the Policy:	•	the death benefit, cash and loan benefits;
	•	investment options, including premium allocations;
	•	administration of elective options; and
	•	the distribution of reports to owners.

Costs and expenses we incur:	•	costs associated with processing and underwriting applications;
	•	expenses of issuing and administering the Policy (including any Policy riders);
	•	overhead and other expenses for providing services and benefits and sales and marketing expenses, including compensation paid in connection with the sale of the Policies; and

	•	other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state and local premium and other taxes and fees.

Risks we assume:	•	that the charges we may deduct may be insufficient to meet our actual claims because insureds die sooner than we estimate; and
	•	that the costs of providing the services and benefits under the Policies may exceed the charges we are allowed to deduct.

Some or all the charges we deduct are used to pay aggregate Policy costs and expenses we incur in providing the services and benefits under the Policy and assuming the risks associated with the Policy.

Premium Expense Charge

Before we allocate the net premium payments you make, we will deduct the Premium Expense Charge.

The premium expense charge is equal to:	•	0% of all premium payments in the first year and 3.0% of all premiums you pay thereafter.
•

Some or all of the premium expense charges we deduct are used to pay the aggregate Policy costs and expenses we incur, including distribution costs and/or state premium taxes. Although state premium tax rates imposed on us vary from state to state, the premium expense charge we deduct will not vary with the state of residence of the policyowner except for residents of Puerto Rico.

Monthly Deduction

We take a monthly deduction from the cash value on the Policy date and on each Monthiversary. If you elect to choose the subaccounts from which we will deduct the monthly deduction (that is, make self-directed monthly deductions), we will withdraw from each selected account an amount equal to the monthly deduction multiplied by the selected percentage you elect to have deducted from that account. If you do not elect self-directed monthly deductions, or if any of the selected accounts would be reduced to zero by the deductions, then we will deduct this charge on a pro rata basis from all accounts (i.e., in the same proportion that the value in each subaccount and the fixed account bears to the total cash value on the Monthiversary). You may change the election of self-directed monthly deductions by providing us with a request for such a change in a form satisfactory to us. The change in self-directed monthly deductions will be effective on the date we record the request for change. The fixed account asset based charge is deducted from the fixed account only, and we will continue to deduct this charge if the Policy is still in force on and following the primary insured's 100th birthday.

Because portions of the monthly deduction (such as cost of insurance and fixed account asset based charge) can vary monthly, the monthly deduction will also vary.

The monthly deduction is equal to:	•	the monthly Policy charge (if any) for the Policy; plus
	•	the monthly cost of insurance charge (if any) for the Policy; plus
	•	the portion of the monthly deductions for benefits provided by riders attached to the Policy (if any) plus
	•	the fixed account asset based charge for the Policy.

Monthly Policy Charge:

	•	We currently do not charge this fee. We may increase this charge.

•	We guarantee this charge will never be more than $15.00 per month.
•	This charge is used to cover aggregate Policy expenses.

Cost of Insurance Charge:

•	We currently do not deduct this charge each month. If we assess this charge in the future, it will vary each month and will be determined as follows:

	1.	reduce the death benefit on the Monthiversary by the cash value on the Monthiversary;

	2.	multiply the net amount at risk provided under 1. (above) by the appropriate monthly cost of insurance rate.

Optional Insurance Rider:

•	The monthly deduction will include charges for any optional insurance benefits you add to your Policy by rider. There are currently no optional riders available under the Policy.

Fixed Account Asset Based Charge:

•

We deduct, in all Policy years, a monthly charge on each Monthiversary equal to an annual rate of 4.0% of the unloaned cash value of the fixed account. This charge is withdrawn from the cash value of the fixed account.

•

The rate of this charge (4%) exceeds the minimum guaranteed effective annual interest rate credited to the cash value in the fixed account (2%). Therefore, assessment of this charge will decrease your cash value in the fixed account if only the minimum guaranteed effective annual interest rate is credited to the unloaned portion of your cash value in the fixed account.

All monthly deductions, except for the fixed account asset based charge, are guaranteed to be reduced to zero on and after attained age 100.

While we do not currently assess a cost of insurance charge, we may assess a monthly cost of insurance charge in the future. To determine the monthly cost of insurance rates we refer to a schedule of current cost of insurance rates using the insured's issue age on the Policy date, gender, underwriting class, and the length of time from the Policy date. The factors that affect the net amount at risk include the investment performance of the portfolios in which you invest, payment of premiums, the fees and charges deducted under the Policy, as well as any Policy transactions (such as loans, partial withdrawals, transfers, and additional premium payments). The actual monthly cost of insurance rates are primarily based on our expectations as to future mortality experience and expenses. Monthly cost of insurance rates may be changed by us from time to time. The actual rates we charge will never be greater than the Table of Guaranteed Maximum Life Insurance Rates stated in your Policy. These guaranteed rates are based on the Commissioners 1980 Standard Ordinary Tobacco and Non-Tobacco Mortality Tables, (“1980 C.S.O. Tables”) and the insured's attained age, gender, and rate class. For non sub-standard rate classes, these guaranteed rates will never be greater than the rates in the relevant 1980 C.S.O. Tables.

The underwriting class of the insured will affect the cost of insurance rates. We use a standard method of underwriting in determining underwriting classes, which are based on the risk factors of the insured. We may also place insureds for fully underwritten policies into sub-standard classes with extra ratings, which reflect higher mortality risks and will result in higher cost of insurance rates.

We generally expect to issue Policies on a simplified issue basis; we will only issue with full underwriting Policies with initial premium above certain limits and Policies for primary insureds above a certain issue age. Basic death benefits, per dollar of cash value, for a Policy issued on a simplified issue basis will be lower than the Basic Death Benefit, per dollar of cash value, for a similar Policy issued on a standard basis with full underwriting. Cost of insurance rates, if any, charged for any Policies issued on a simplified or expedited basis may cause healthy individuals to pay higher cost of insurance rates than they would pay under a substantially similar policy that we offer using different underwriting criteria. The guaranteed cost of insurance for simplified issues is based on 200% of the 1980 C.S.O. Tables.

Recovery of Monthly Deductions

If the net surrender value on any Monthiversary is not sufficient to cover the monthly deduction due on such day, the cash value of the Policy may be negative. This may occur while the Policy is being supported by the no lapse guarantee or during the grace period. We will accrue any such negative values without any accumulation of interest and require repayment by the owner out of future premiums. If the primary insured dies before the owner pays the amount due, we will subtract the amount required to provide insurance to the date the primary insured died from any death benefit proceeds.

Mortality and Expense Risk Charge

We deduct a daily charge from your Policy’s cash value in each subaccount that, together with other fees and charges, compensates us for services rendered, the expenses expected to be incurred and the risks assumed. This charge is equal to:

•	your Policy's cash value in each subaccount multiplied by
•	the daily pro rata portion of the annual mortality and expense risk charge rate of up to 3.20%.

The annual rate is equal to 3.20% of the average daily net assets of each subaccount. If this charge, combined with other Policy fees and charges, does not cover our total actual costs for services rendered and expenses incurred, we absorb the loss. Conversely, if these fees and charges more than cover actual costs, the excess is added to our surplus. We expect to profit from these charges.

Surrender Charge

If you surrender your Policy completely during the first 5 or 6 years (or during the 5-or 6-year period following an additional premium payment), we deduct a surrender charge from your cash value and pay the remaining cash value (less any outstanding loan amount) to you.

The surrender charge is a percentage of the initial premium paid for your Policy and of each additional premium payment. The surrender charge that will apply on a full surrender of the Policy is the total of the surrender charge calculated for the initial premium and the surrender charges calculated for each additional premium payment.

If all of your initial premium is from a 1035 Exchange of a life insurance policy with remaining surrender charges greater than or equal to 3% or from an exchange of an annuity with remaining surrender charges greater than or equal to 3% (each a "replacement transaction"), your Policy will be issued with a 5-year surrender charge schedule. Each additional premium payment will have its own 5-year surrender charge schedule from the date of the additional premium payment. If any portion of the initial premium is not from such a replacement transaction, then your Policy will be issued with a 6-year surrender charge schedule, and each additional premium payment will have its own 6-year surrender charge schedule from the date of the additional premium payment.

There is no surrender charge if you wait until the end of the 5th or 6th Policy anniversary to surrender your Policy, and you have not paid any additional premium payments within the past 5 or 6 Policy years. The payment you receive is called the net surrender value. The formula we use is in compliance with state laws.

The surrender charge may be significant. You should evaluate this charge carefully before you consider a surrender. Under some circumstances the level of surrender charges might result in no net surrender value available if you surrender your Policy in the early Policy years. This will depend on a number of factors, but is more likely if:

•	you take withdrawals or loans that cause the no lapse guarantee to fall out of effect; and/or
•	investment performance is low.

In addition, surrender charges that apply for 5 or 6 years after any additional premium payment will likely significantly reduce your net surrender value.

The surrender charge for each premium payment is calculated as:	•	the initial premium payment and each additional premium payment; multiplied by
	•	the surrender charge percentage.

The surrender charge percentage is calculated separately for the initial premium payment and for each additional premium payment. The surrender charge percentage varies by the number of years since the Policy date or date of additional premium payment. In no event are the surrender charge percentages any greater than those shown on the table below. We always determine the surrender charge percentage from the Policy date or date of additional premium payment to the surrender date, regardless of whether there were any prior lapses and reinstatements.

Surrender Charge Percentages* (by duration from date of premium payment)
	At Issue	1	2	3	4	5	6+
6-Year Surrender Charge	8.0%	7.0%	5.0%	4.0%	3.0%	2.0%	0.0%

5-Year Surrender Charge	6.0%	5.0%	3.0%	2.0%	1.0%	0.0%	0.0%

* The surrender charge percentage on any date other than a Policy anniversary or anniversary of an additional premium payment will be determined proportionately using the percentage at the end of the year prior to surrender and the percentage at the end of the year of surrender.

The surrender charge	=	(a x b) where: (a) is the surrender charge percentage (varies by duration from premium payment in order to comply with state non-forfeiture law), and (b) is the initial premium or additional premium.

The surrender charge helps us recover distribution expenses that we incur in connection with the Policy, including registered representative sales commissions and printing and advertising costs, as well as aggregate Policy expenses.

Loan Interest Spread

We currently charge you an effective annual interest rate on a Policy loan of 6.00% (6.00% maximum guaranteed) on each Policy anniversary. We will also credit the amount in the loan reserve with an effective annual interest rate of 2.0%. After offsetting the 2.0% interest we credit, the net cost of loans currently is 4.00% annually (4.00% maximum guaranteed). After attained age 100, all loans, new and existing, are considered preferred loans and we will apply the preferred loan rates charged at that time. The current preferred loan interest rate charged is 2.00% effective annually and is guaranteed not to exceed 2.25%. After offsetting the 2% interest we credit, the net cost of preferred loans currently is 0% annually (0.25% maximum guaranteed).

Taxes

We currently do not make any deductions for taxes from the separate account. We may do so in the future to the extent that such taxes are imposed by federal or state agencies.

Rider Charge

•

Living Benefit Rider. We do not assess an administrative charge for this rider; however, we do reduce the single sum benefit by a discount factor to compensate us for expected lost income as a result of early payment of the death benefit. At the time that the single sum benefit is elected, we deduct one year's interest at an interest rate that equals the greater of the current yield on 90-day Treasury bills or the 6% Policy loan interest rate.

Portfolio Expenses

The portfolios deduct management fees and expenses from the amounts you have invested in the portfolios. These fees and expenses reduce the value of your portfolio shares. Some portfolios may also deduct 12b-1 fees from portfolio assets.

Revenue We Receive

We (and our affiliates) may directly or indirectly receive payments from the portfolios, their advisers, sub-advisers, distributors or affiliates thereof, in consideration of certain administrative, marketing and other services we (and our affiliates) provide and expenses we incur. We (and/or our affiliates) generally receive three types of payments:

•

Rule 12b-1 Fees. Our affiliate, AFSG Securities Corporation (“AFSG”), the principal underwriter for the Policies, receives some or all of the 12b-1 fees from the funds. Any 12b-1 fees received by AFSG that are attributable to our variable insurance products are then credited to us. These fees range from 0.10% to 0.25% of the average daily assets of the certain portfolios attributable to the Policies and to certain other variable insurance products that we and our affiliates issue.

•

Administrative, Marketing and Support Service Fees (“Service Fees”). We and our affiliates, including AFSG, may receive compensation from the investment adviser, sub-adviser, administrators, and/or distributors (or affiliates thereof) of the portfolios for administrative and other services related to separate account operations. The amount of this compensation is based on a percentage of the assets of the particular portfolios attributable to the Policy and to certain other variable insurance products that our affiliates and we issue. These percentages differ and may be significant. Some advisers or sub-advisers (or other affiliates) pay us more than others.

The chart below provides the maximum combined percentages of 12b-1 fees and Service Fees that we anticipate will be paid to us on an annual basis:

Incoming Payments to Western Reserve and AFSG
Fund	Maximum Fee % of assets*
Series Fund **	0.00%

*

Payments are based on a percentage of the average assets of each underlying portfolio owned by the subaccounts available under this Policy and under certain other variable insurance products offered by our affiliates and us. We may continue to receive 12b-1 fees and administrative fees on subaccounts that are closed to new investments, depending on the terms of the agreements supporting those payments and on the services we provide.

**

Since the Series Fund is managed by an affiliate, there are additional benefits to us and our affiliates for amounts you allocate to the Series Fund portfolios, in terms of our and our affiliates’ overall profitability. These additional benefits may be significant.

•

Other payments. We and our affiliates, including Transamerica Capital, Inc. (“TCI”), InterSecurities, Inc. (“ISI”), and World Group Securities (“WGS”), also directly or indirectly receive additional amounts or different percentages of assets under management from certain advisers and sub-advisers to the portfolios (or their affiliates) with regard to variable insurance products or mutual funds that are issued or managed by us and our affiliates. These amounts are paid out of the advisers’ or sub-advisers’ profits. Certain advisers and sub-advisers of the underlying portfolios (or their affiliates) (1) may pay TCI amounts up to $75,000 per year to participate in a “preferred sponsor” program that provides such advisers and sub-advisers with access to TCI’s wholesalers at TCI’s national and regional sales conferences that are attended by TCI’s wholesalers; (2) may pay ISI varying amounts to obtain access to ISI’s wholesaling and selling representatives; (3) may provide us and/or certain affiliates and/or selling firms with occasional gifts, meals, tickets or other compensation as an incentive to market the portfolios and to cooperate with their promotional efforts; and (4) may reimburse our affiliated selling firms for exhibit booths and other items at national conferences of selling representatives. The amounts may be significant and provide the adviser or sub-adviser (or other affiliates) with increased access to us and to our affiliates involved in the distribution of the Policy.

For the calendar year ended December 31, 2005, TCI received revenue sharing payments ranging from $3,000 to $112,000 (for a total of $605,041) from the following fund managers and/or sub-advisers to participate in TCI’s events: Salomon Brothers Asset Management, T. Rowe Price Associates, Inc., American Century Investment Management, MFS Investment Management, Mercury Advisors, Great Companies, LLC, Franklin Templeton, Evergreen Investments, Marsico Capital Management, Transamerica Investment Management, Pacific Investment Management Company LLC, Van Kampen Investments, Janus Capital Management, Jennison Associates, and Lehman Brothers/Neuberger Berman.

Proceeds from certain of these payments by the funds, the advisers, the sub-advisers and/or their affiliates may be used for any corporate purpose, including payment of expenses that we and our affiliates incur in promoting, issuing, distributing and administering the Policies.

For further details about the compensation payments we make in connection with the sale of the Policies, see "Sale of the Policies" in this prospectus.

The Policy

Depending on the state of issue, your Policy may be an individual Policy or a certificate issued under a group Policy. The Policy is subject to the insurance laws and regulations of each state or jurisdiction in which it is available for distribution. There may be differences between the Policy issued and the general Policy description contained in this prospectus because of requirements of the state where your Policy is issued. Some of the state specific differences are included in the prospectus, but this prospectus does not include references to all state specific differences. All state specific Policy features will be described in your Policy.

Ownership Rights

The Policy belongs to the owner named in the application. The owner may exercise all of the rights and options described in the Policy. The owner is the insured unless the application specifies a different person as the insured. If the owner dies before the insured and no contingent owner is named, then ownership of the Policy will pass to the owner's estate. The principal rights an owner may exercise are:

•	to designate or change beneficiaries;
•	to receive amounts payable before the death of the insured;
•	to assign the Policy (if you assign the Policy, your rights and the rights of anyone who is to receive payment under the Policy are subject to the terms of that assignment); and
•	to change the owner of the Policy.

No designation or change in designation of an owner will take effect unless we receive written request thereof. When received, the request will take effect as of the date we receive it, subject to payment or other action taken by us before it was received.

Modifying the Policy

Any modifications or waiver of any rights or requirements under the Policy must be in writing and signed by our president or secretary. No registered representative may bind us by making any promise not contained in the Policy.

Upon notice to you, we may amend the Policy:

•	to make the Policy or the separate account comply with any law or regulation issued by a governmental agency to which we are subject; or
•	to assure qualification of the Policy as a life insurance contract under the Internal Revenue Code or to meet applicable requirements of federal or state laws relating to variable life policies; or
•	to reflect a change in the operation of the separate account; or
•	to provide additional subaccounts and/or fixed account options.

We may also decide to purchase for the separate account securities from other portfolios. We reserve the right to transfer separate account assets to another separate account that we determine to be associated with the class of contracts to which the Policy belongs.

Purchasing a Policy

To purchase a Policy, you must submit a completed application and an initial premium to us through any licensed life insurance agent who is also a registered representative of a broker-dealer having a selling agreement with AFSG, the principal underwriter for the Policy, and us. A minimum initial premium of $25,000 is required.

We will generally only issue a Policy to you if you provide sufficient evidence that the insured meets our insurability standards. Your application is subject to our underwriting rules, and we may reject any application for any reason permitted by law. We will not issue a Policy to you if the insured is under the age of 25 or over the age of 85; the maximum issue age for a Policy issued on a simplified underwriting basis is 70. The insured must be insurable and acceptable to us under our underwriting rules on the later of:

•	the date of your application; or
•	the date the insured completes all of the medical tests and examinations that we require.

Tax-Free "Section 1035" Exchanges

You can generally exchange one life insurance policy for another covering the same insured in a "tax-free exchange" under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both life insurance policies carefully. Remember that if you exchange another life insurance policy for the one described in this prospectus, you might have to pay a surrender charge on your old policy, other charges may be higher (or lower) and the benefits may be different. If the exchange does not qualify for Section 1035 treatment, or if your current policy is subject to a policy loan, you may also have to pay federal income tax on the exchange. You should not exchange another life insurance policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person selling you the Policy (that person will generally earn a commission if you buy the Policy through an exchange or otherwise). You should consult with a qualified tax advisor before making an exchange.

When Insurance Coverage Takes Effect

Insurance coverage under your Policy will take effect only if all of the following conditions have been met: (1) the Company has received your full initial premium and issued your Policy; (2) during the lifetime of every proposed insured, the proposed owner must have personally received and accepted the Policy which was applied for and all answers on the application must be true and correct on the date such Policy is received and accepted; and (3) on the date of the later of either (1) or (2) above, all of the statements and answers given in the application must be true and complete, and there must have been no change in the insurability of any proposed insured.

Backdating a Policy

If you request, we may backdate a Policy by assigning a Policy date earlier than the date the Policy is issued. However, in no event will we backdate a Policy earlier than the earliest date allowed by state law or by our underwriting rules. Your request must be in writing and, if we approve the request, will amend your application.

Cost of insurance charges, if there are any, are based in part on the age of the insured on the Policy date or on the date of a requested increase in specified amount. Generally, cost of insurance charges are lower at a younger age. We will deduct the monthly deduction, including any cost of insurance charges, for the period that the Policy is backdated. This means that while the monthly deduction in the future may be lower than what would have been charged had we not backdated the Policy, you may be paying for insurance during a period when the Policy was not in force.

Policy Changes After Age 100

If the Policy is still in force on the Policy anniversary on or following the insured’s 100th birthday, the Policy will continue, with the following changes, which may vary by state:

•	We will no longer accept any further premium payments;
•	We will no longer deduct the monthly deductions (other than the monthly fixed account asset based charge, if any);
•	We will continue to deduct the mortality and expense risk charge;
•	Interest will continue to accrue on any Policy loans, as before, and all loans, new and existing, are considered preferred loans;
•	We will continue to accept Policy loan repayments and loan interest payments; and
•	We will continue to permit Policy loans and withdrawals to be made.

Policy Features

Premiums

Premium Payments

We will consider any payments you make to be premium payments, unless you clearly mark them as loan repayments. We will deduct certain charges from your premium payments. If you do not purchase your Policy through a tax-free exchange under Section 1035 of the Code, we will accept premium payments by check or wire transfer.

If you wish to make payments by wire transfer, you should contact our Call Center at 1-800-851-9777 for instructions on wiring federal funds to us.

We will accept part or all of your initial premium in an exchange of one or more life insurance contracts that you own. Some of these exchanges may qualify for tax-free exchanges under Section 1035 of the Internal Revenue Code ("1035 Exchange"); some may not qualify for a 1035 Exchange. If you plan to exchange another life insurance contract for this Policy, you should consult a competent tax advisor regarding the qualification of the exchange as a tax-free exchange under Section 1035 and to learn of any negative tax consequences for you of such a transaction.

Initial Premium

We will treat as “initial premium” all premium payments we receive during the period between contingent underwriting approval and the date the Policy is issued. We call this the “underwriting period.” The period will last no longer than 66 days.

You will receive insurance coverage under this Policy only after we have completed any required underwriting, received the initial premium specified on the Policy application in good order, and issued your Policy. We will issue the Policy as soon as the underwriting and premium requirements are met. Any premium payments we receive before we issue your Policy will be held in a non-interest bearing suspense account. On the date your Policy is issued as applied for (the “Policy date”), the entire amount in the non-interest bearing suspense account will be allocated as follows: (i) to the subaccounts and/or the fixed account as you specified in your application, if your state does not require a full refund of initial premium; or (ii) to the reallocation account (see below), if your state requires us to return your initial premium in the event you exercise your free-look right.

We apply the following guidelines when issuing a Policy:

•

If the total premium we have received at the end of the underwriting period is less than $25,000, your application will be rejected and all payments we have received will be returned to you. We will reject your application as not in good order.

•

If you submitted a simplified underwriting application and the total premium we have received at the end of the 66-day underwriting period is $25,000 or more, but less than the amount of initial premium you specified on the Policy application, then we will return to you all payments we have received unless we receive other instructions from you in writing. You may instruct us to issue the Policy at a death benefit that reflects the amount received.

•

If you originally submitted a full underwriting application and the total premium we receive is too little for a fully underwritten Policy, then your application will be rejected and all payments we have received will be returned to you. If the total premium we receive is enough for full underwriting but less than the amount of initial premium you specified on the Policy application, then we will return to you all payments we have received unless we receive other instructions from you in writing. You may instruct us to issue the Policy at a death benefit that reflects the amount received.

•

If the total premium we receive at any point during the 66-day underwriting period exceeds the amount of initial premium you specified in the Policy application, we will either (i) apply the excess amount as initial premium to the Policy we issue, provided that you can provide us with the additional evidence of insurability that we may require, or (ii) issue the Policy on the basis of the premium you specified on the application and return the excess amount to you.

•

If you submitted a simplified underwriting application and the total premium we receive exceeds our simplified underwriting limits, we may require that you complete a full underwriting review that may extend the underwriting period beyond the 66 days currently anticipated. (See "Charges and Deductions—Monthly Deduction.")

Premium Limitations

The initial premium must be at least $25,000. Additional premium must be at least $25,000, unless the premium is needed to prevent the Policy from lapsing. We will return premiums less than $25,000, unless a smaller amount is required to prevent a lapse. In addition, we reserve the right to refund an additional premium or require evidence of insurability if the premium would increase the death benefit by more than the amount of the premium. We will not accept a payment that will cause the Policy to become a modified endowment contract without your consent.

Allocating Premiums

You must instruct us on how to allocate your net premium among the subaccounts and the fixed account. The fixed account may not be available in all states to direct or transfer money into. You must follow these guidelines:

•	allocation percentages must be in whole numbers;
•

if you select dollar cost averaging, we may require you to have a minimum of $5,000 in each subaccount from which we will make transfers and you may be required to transfer at least a total of $100 monthly;

•	if you select asset rebalancing, the cash value of your Policy must be at least $5,000;

•

unless otherwise required by state law, we may restrict your allocations to the fixed account if the fixed account value, excluding amounts in the loan reserve, following the allocation would exceed $250,000; and

•	allocations to the Designated Subaccounts may be subject to the Designated Subaccount Percentage.

You may change the allocation instructions for additional premium payments at any time by writing us or calling us at 1-800-851-9777 Monday – Friday, between the hours of 8:30 a.m. - 7:00 p.m. Eastern time. The change will be effective as of the valuation date on which we receive the change at our mailing office. Upon instructions from you, the registered representative of record for your Policy may also change your allocation instructions for you. The minimum amount you can allocate to a particular subaccount is 1.0% of a net premium payment.

Whenever you direct money into a subaccount, we will credit your Policy with the number of units for that subaccount that can be bought for the dollar payment. Premium payments received at our mailing office before the NYSE closes are processed using the unit value determined at the closing of the regular business session of the NYSE (usually at 4:00 p.m. Eastern time). If we receive a premium payment after the NYSE closes, we will process the order using the subaccount unit value determined at the close of the next regular session of the NYSE. We will credit amounts to the subaccounts only on a valuation date, that is, on a date the NYSE is open for trading. Your cash value will vary with the investment experience of the subaccounts in which you invest. You bear the investment risk for amounts you allocate to the subaccounts.

You should periodically review how your cash value is allocated among the subaccounts and the fixed account because market conditions and your overall financial objectives may change.

Reallocation Account. If your state requires us to return your initial premium in the event you exercise your free-look right(see "Canceling a Policy "), then, on the Policy date, we will allocate the initial net premium to the reallocation account (or as otherwise mandated by state law) as shown on your Policy schedule page. While held in the reallocation account, net premium(s) will be credited with interest at the current fixed account rate and reduced by any monthly deductions due. The net premiums will remain in the reallocation account until the reallocation date. For states requiring a full refund of initial premium, the reallocation date is the Policy date, plus the number of days in your state's free-look period, plus five days. In all other states, the reallocation date is the Policy date. Please contact your registered representative for details concerning the free-look period for your state.

On the first valuation date on or after the reallocation date, we will reallocate all cash value from the reallocation account to the fixed account and the subaccounts you selected on the application. If you requested dollar cost averaging, on the reallocation date we will reallocate the cash value either to the fixed account or the WRL Transamerica Money Market subaccount (depending on which account you selected on your application).

For states that do not require a full refund of the initial premium, the reallocation date is the same as the Policy date. On the Policy date, we will allocate your initial net premium, minus monthly deductions, to the fixed account and the subaccounts in accordance with the instructions you gave us on your application.

Premium Flexibility

You generally have flexibility to determine the frequency and the amount of the premiums you pay. However, only the initial premium will be considered in determining the Guaranteed Minimum Death Benefit and the Guaranteed Withdrawal Benefit. Before we issue the Policy to you, we will require you to pay the initial premium. Thereafter (subject to the limitations described below), you may make unscheduled premium payments at any time and in any amount of at least $25,000. Under some circumstances, you may be required to pay extra premiums to prevent a lapse. These required premiums may be less than $25,000. Please be sure to notify us or your agent/registered representative of any address changes so that we may send any premium notices to your current address on record.

Note: Before you pay any additional premiums into the Policy, you should know that any premium you pay after the initial premium will not increase the Guaranteed Withdrawal Benefit Base or the Guaranteed Minimum Death Benefit. Additional premiums will increase the Basic Death Benefit. Before making subsequent premium payments, you should consider that the fees and expenses you pay under the Policy will be based on total premiums paid, while the amount of your GWB payments and GMDB will be based only on the initial premium and will not reflect any subsequent premium payments.

No Lapse Guarantee

The Policy includes a no lapse guarantee. If there is no loan outstanding, the no lapse guarantee will be in effect and the Policy will not enter the grace period as long as either the Guaranteed Withdrawal Benefit Base or the Guaranteed Minimum Death Benefit is positive.

The no lapse guarantee is not in effect while a loan is outstanding, but can be restored by repaying the loan, provided that the Guaranteed Withdrawal Benefit Base is positive after you repay the loan. If a loan causes the net surrender value of the Policy to reach zero, the Policy will enter a grace period and may subsequently lapse.

Transfers

General

You or your registered representative of record may make transfers among the subaccounts or from the subaccounts to the fixed account. You will be bound by any transfers made by your registered representative. We determine the amount you have available for transfers at the end of the valuation period when we receive your transfer request at our mailing office. We may, at any time, discontinue transfer privileges, modify our procedures, or limit the number of transfers we permit. The following features apply to transfers under the Policy:

•

The Policy allows a transfer out of the fixed account of the greater of up to 25% of the amount in the fixed account, or the amount transferred in the previous Policy year. Currently, we do not, but reserve the right to, limit the number of transfers out of the fixed account to one per Policy year. If we modify or stop this current practice, we will notify you at the time of your transfer.

•	Unless otherwise required by state law, we may restrict transfers to the fixed account, if the fixed account value, excluding amounts in the loan reserve, following the transfer would exceed $250,000.
•

We have classified certain portfolios of the Series Fund as Designated Subaccounts, and you can allocate only a certain percentage of cash value to those Designated Subaccounts. The percentage is 35%, but may be changed for new Policies issued in the future. If your percentage of total cash value that is in Designated Subaccounts exceeds the 35% limit, we will rebalance it to 35% when you add premium, take a loan, repay a loan, make a withdrawal, or make a transfer. In such cases, we will simultaneously and automatically transfer funds on a pro rata basis from the Designated Subaccounts to the Transamerica Money Market subaccount to bring the Policy to the 35% limit. Such an automatic transfer to the Transamerica Money Market subaccount will not count as a transfer for the purpose of any restrictions or limits that may be imposed.

•	You currently may request transfers in writing (in a form we accept), by fax, by telephone to our mailing office or electronically through our website (www.westernreserve.com).
•	There is no minimum amount that must be transferred.
•	There is no minimum amount that must remain in a subaccount after a transfer.
•	We consider all transfers made in any one day to be a single transfer.
•	We do not assess a charge for making transfers.

We will process any transfer order we receive at our mailing office before the NYSE closes (usually 4:00 p.m. Eastern time) using the subaccount unit value determined at the end of that session of the NYSE. If we receive the transfer order at our mailing office after the NYSE closes, we will process the order using the subaccount unit value determined at the close of the next regular business session of the NYSE.

Disruptive Trading and Market Timing

Statement of Policy. This variable insurance Policy was not designed for the use of market timers or frequent or disruptive traders. Such transfers may be harmful to the underlying fund portfolios and increase transaction costs.

Market timing and disruptive trading among the subaccounts or between the subaccounts and the fixed account can cause risks with adverse effects for other policyowners (and beneficiaries and underlying fund portfolios). These risks and harmful effects include:

(1)        dilution of the interests of long-term investors in a subaccount if purchases or transfers into or out of an underlying fund portfolio are made at prices that do not reflect an accurate value for the underlying fund portfolio’s investments (some market timers attempt to do this through methods known as “time-zone arbitrage” and “liquidity arbitrage”);

(2)	an adverse effect on portfolio management, such as:
(a)	impeding a portfolio manager’s ability to sustain an investment objective;
(b)	causing the underlying fund portfolio to maintain a higher level of cash than would otherwise be the case; or

(c)	causing an underlying fund portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals or transfers out of the underlying fund portfolio; and

(3)	increased brokerage and administrative expenses.

These costs are borne by all policyowners invested in those subaccounts, not just those making the transfers.

We have developed policies and procedures with respect to market timing and disruptive trading (which vary for certain subaccounts at the request of the underlying fund portfolios) and we do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading. As discussed herein, we cannot detect or deter all market timing or potentially disruptive trading. Do not invest with us if you intend to conduct market timing or potentially disruptive trading.

Detection. We employ various means in an attempt to detect and deter market timing and disruptive trading. However, despite our monitoring we may not be able to detect nor halt all harmful trading. In addition, because other insurance companies (and retirement plans) with different policies and procedures may invest in the underlying fund portfolios, we cannot guarantee that all harmful trading will be detected or that an underlying fund portfolio will not suffer from market timing and disruptive trading among subaccounts of variable products issued by these other insurance companies or retirement plans.

Deterrence. If we determine you are engaged in market timing or disruptive trading, we may take one or more actions in an attempt to halt such trading. Your ability to make transfers is subject to modification or restriction. As described below, restrictions may take various forms, but under our current policies and procedures will include loss of expedited transfer privileges. We consider transfers by telephone, fax, overnight mail, or the Internet to be “expedited” transfers. This means that we would accept only written transfer requests with an original signature transmitted to us only by standard United States Postal Service First Class mail. We may also restrict the transfer privileges of others acting on your behalf, including your registered representative or an asset allocation or investment advisory service.

We reserve the right to reject any premium payment or transfer request from any person without prior notice, if, in our judgment, (1) the payment or transfer, or series of transfers, would have a negative impact on an underlying fund portfolio's operations, or (2) if an underlying fund portfolio would reject or has rejected our purchase order or has instructed us not to allow that purchase or transfer, or (3) because of a history of market timing or disruptive trading. We may impose other restrictions on transfers, or even prohibit transfers for any owner who, in our view, has abused, or appears likely to abuse, the transfer privilege on a case-by-case basis. We may, at any time and without prior notice, discontinue transfer privileges, modify our procedures, impose holding period requirements or limit the number, size, frequency, manner, or timing of transfers we permit. We also reserve the right to reverse a potentially harmful transfer if an underlying fund portfolio refuses or reverses our order; in such instances some policyowners may be treated differently than others in that some transfers may be reversed and others allowed. For all of these purposes, we may aggregate two or more variable insurance products that we believe are connected.

In addition to our internal policies and procedures, we will administer your variable insurance product to comply with any applicable state, federal, and other regulatory requirements concerning transfers. We reserve the right to implement, administer, and charge you for any fee or restriction, including redemption fees, imposed by any underlying fund portfolio. To the extent permitted by law, we also reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of any of the underlying fund portfolios.

Under our current policies and procedures, we do not:

•	impose redemption fees on transfers;
•

expressly limit the number or size of transfers in a given period except for certain subaccounts where an underlying fund portfolio has advised us to prohibit certain transfers that exceed a certain size; or

•	provide a certain number of allowable transfers in a given period.

Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than ours in deterring market timing or other disruptive trading and in preventing or limiting harm from such trading.

In the absence of a prophylactic transfer restriction (e.g., expressly limiting the number of trades within a given period or their size), it is likely that some level of market timing and disruptive trading will occur before it is detected and steps taken to deter it (although some level of market timing and disruptive trading can occur with a prophylactic transfer restriction). As noted above, we do not impose a prophylactic transfer restriction and, therefore, it is likely that, some level of market timing and disruptive trading will occur before we are able to detect it and take steps in an attempt to deter it.

Please note that the limits and restrictions described herein are subject to our ability to monitor transfer activity. Our ability to detect market timing or disruptive trading may be limited by operational and technological systems, as well as by our ability to predict strategies employed by policyowners (or those acting on their behalf) to avoid detection. As a result, despite our efforts to prevent harmful trading activity among the variable investment options available under this variable insurance product, there is no assurance that we will be able to deter or detect market timing or disruptive trading by such policyowners or intermediaries acting on their behalf. Moreover, our ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders which we cannot predict.

Furthermore, we may revise our policies and procedures in our sole discretion at any time and without prior notice, as we deem necessary or appropriate (1) to better detect and deter harmful trading that may adversely affect other policyowners, other persons with material rights under the variable insurance products, or underlying fund shareholders generally, (2) to comply with state or federal regulatory requirements, or (3) to impose additional or alternative restrictions on owners engaging in market timing or disruptive trading among the investment options under the variable insurance product. In addition, we may not honor transfer requests if any variable investment option that would be affected by the transfer is unable to purchase or redeem shares of its corresponding underlying fund portfolio.

Underlying Fund Portfolio Frequent Trading Policies. The underlying fund portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the underlying fund portfolios describe any such policies and procedures. The frequent trading policies and procedures of an underlying fund portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other underlying fund portfolios and the policies and procedures we have adopted for our variable insurance products to discourage market timing and disruptive trading. Policyowners should be aware that we may not have the contractual ability or the operational capacity to monitor policyowners’ transfer requests and apply the frequent trading policies and procedures of the respective underlying funds that would be affected by the transfers. Accordingly, policyowners and other persons who have material rights under our variable insurance products should assume that the protection they may have against potential harm from market timing and disruptive trading is the protection, if any, provided by the policies and procedures we have adopted for our variable insurance products to discourage market timing and disruptive trading in certain subaccounts.

Policyowners should be aware that we expect to be contractually obligated to prohibit transfers by policyowners identified as potentially problematic by underlying fund portfolios, and to provide the policyowner transaction data to the underlying funds portfolios.

Omnibus Order. Policyowners and other persons with material rights under the variable insurance products also should be aware that the purchase and redemption orders received by the underlying fund portfolios generally are “omnibus” orders from intermediaries such as retirement plans and separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual owners of variable insurance products. The omnibus nature of these orders may limit the underlying fund portfolios’ ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the underlying fund portfolios will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the underlying fund portfolios. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage harmful transfer activity, it will affect other owners of underlying fund portfolio shares, as well as the owners of all of the variable annuity or life insurance policies, including ours, whose variable investment options correspond to the affected underlying fund portfolios. In addition, if an underlying fund portfolio believes that an omnibus order we submit may reflect one or more transfer requests from owners engaged in market timing and disruptive trading, the underlying fund portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

Telephone Privileges. Telephone transfer privileges will automatically apply to your Policy unless you provide other instructions. The telephone transfer privileges allow you to give authority to the registered representative of record for your Policy to make telephone transfers and to change the allocation of future payments among the subaccounts and the fixed account on your behalf according to your instructions. To make a telephone transfer, you may call us at 1-800-851-9777 Monday – Friday, between the hours of 8:30 a.m. - 7:00 p.m. Eastern time, or fax your instructions to 727-299-1620.

Please note the following regarding telephone, Internet or fax transfers:

•	We will employ reasonable procedures to confirm that instructions are genuine.
•	If we follow these procedures, we are not liable for any loss, damage, cost or expense from complying with instructions we reasonably believe to be authentic. You bear the risk of any such loss.
•	If we do not employ reasonable confirmation procedures, we may be liable for losses due to unauthorized or fraudulent instructions.
•

Such procedures may include requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of transactions to owners, and/or tape recording telephone instructions received from owners.

•	We may also require that you send us the telephone, Internet or fax transfer order in writing.
•	If you do not want the ability to make telephone or Internet transfers, you should notify us in writing at our mailing office.
•	We will not be responsible for same-day processing of transfers if faxed to a number other than 727-299-1620.
•

We will not be responsible for any transmittal problems when you fax us your order unless you report it to us within five business days and send us proof of your fax transmittal. We may discontinue this option at any time.

We cannot guarantee that telephone and faxed transactions will always be available. For example, our offices may be closed during severe weather emergencies or there may be interruptions in telephone or fax service beyond our control. If the volume of calls is unusually high, we might not have someone immediately available to receive your order at our mailing address. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances.

Similarly, online transactions processed via the Internet may not always be possible. Telephone and computer systems, whether yours, your Internet service provider's, your registered representative's or Western Reserve's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should make your request or inquiry in writing. You should protect your personal identification number (PIN) because self-service options will be available to your registered representative of record and to anyone who provides your PIN. We will not be able to verify that the person using your PIN and providing instructions online is you or one authorized by you.

Fixed Account Transfers

Currently, we do not, but reserve the right to, limit the number of transfers out of the fixed account to one per Policy year. If we change this, we will notify you. This current restriction does not apply if you have selected dollar cost averaging.

We reserve the right to limit the maximum amount you may transfer from the fixed account to the greater of:

>	25% of the amount in the fixed account; or
>	the amount you transferred from the fixed account in the immediately prior Policy year.

We will make the transfer at the end of the valuation date on which we receive the request at our mailing office. We reserve the right to require that you make the transfer request in writing and that we receive the written transfer request no later than 30 days after a Policy anniversary. Transfers from the fixed account are not available through the Internet. Unless otherwise required by state law, we may restrict transfers to the fixed account, if the fixed account value, excluding amounts in the loan reserve, following the transfer would exceed $250,000.

Except when used to pay premiums, we may also defer payment of any amounts from the fixed account for no longer than six months after we receive such written notice.

Conversion Rights

At any time within 24 months of your Policy date, you may transfer all of your subaccount values to the fixed account. You must make your request in writing to our mailing office.

Dollar Cost Averaging

Dollar cost averaging is an investment strategy designed to reduce the average purchase price per unit. The strategy spreads the allocation of your premium into the subaccounts over a period of time. This potentially allows you to reduce the risk of investing most of your premium into the subaccounts at a time when prices are high. The success of this strategy is not assured and depends on market trends. You should consider carefully your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high. We make no guarantee that dollar cost averaging will result in a profit or protect you against loss.

Under dollar cost averaging, we automatically transfer a set dollar amount from the WRL Transamerica Money Market subaccount or the fixed account to a subaccount that you choose. We will make the transfers monthly as of the end of the valuation date after the first Monthiversary after the reallocation date. We will make the first transfer in the month after we receive your request at our mailing office, provided that we receive the form by the 25th day of the month.

To start dollar cost averaging:	•	you must submit a completed form signed by the owner to us at our mailing office requesting dollar cost averaging;
	•	you may be required to have at least $5,000 in each account from which we will make transfers;
	•	your total transfers each month under dollar cost averaging may be limited to a minimum of $100;
	•	each month, you may not transfer more than one-tenth of the amount that was in your fixed account at the beginning of dollar cost averaging: and
	•	any transfer may be subject to the limitations on Designated Subaccounts.

You may request dollar cost averaging at any time. There is no charge for dollar cost averaging.

Dollar cost averaging will terminate if:	•	we receive your request to cancel your participation;
	•	the value in the accounts from which we make the transfers is depleted;
	•	you elect to participate in the asset rebalancing program; or
	•	you elect to participate in any asset allocation services provided by a third party.

We may modify, suspend, or discontinue dollar cost averaging at any time.

Asset Rebalancing Program

We also offer an asset rebalancing program under which you may transfer amounts periodically to maintain a particular percentage allocation among the subaccounts you have selected. Asset rebalancing is not available with the fixed account. Cash value allocated to each subaccount will grow or decline in value at different rates. The asset rebalancing program automatically reallocates the cash value in the subaccounts at the end of each period to match your Policy's currently effective premium allocation schedule. Cash value in the fixed account and the dollar cost averaging program is not available for this program. This program does not guarantee gains. A subaccount may still have losses.

You may elect asset rebalancing to occur on a monthly, quarterly, semi-annual or annual basis. Once we receive the asset rebalancing request form at our mailing office, we will effect the initial rebalancing of cash value according to your instructions. You may modify your allocations quarterly. We will credit the amounts transferred at the unit value next determined on the dates the transfers are made. If a day on which rebalancing would ordinarily occur falls on a day on which the NYSE is closed, rebalancing will occur on the next day that the NYSE is open.

To start asset rebalancing:	•	you must submit a completed asset rebalancing request form to us at our mailing office;
	•	you may be required to have a minimum cash value of $5,000; and
	•	any transfer may be subject to the limitations on Designated Subaccounts.

There is no charge for the asset rebalancing program.

Asset rebalancing will cease if:	•	you elect to participate in the dollar cost averaging program;
	•	we receive your request to discontinue participation at our mailing office;
	•	you make any transfer to or from any subaccount other than under a scheduled rebalancing; or
	•	you elect to participate in any asset allocation services provided by a third party.

You may start and stop participation in the asset rebalancing program at any time; but we restrict your right to re-enter the program to once each Policy year. If you wish to resume the asset rebalancing program, you must complete a new request form. We may modify, suspend, or discontinue the asset rebalancing program at any time.

Third Party Asset Allocation Services

We do not offer any asset allocation programs or any investment models for use with your life insurance policy. You may authorize and engage your own investment advisor to manage your account. These investment advisors may be firms or persons who also are appointed by us, or whose affiliated broker-dealers are appointed by us, as authorized sellers of the Policies. Even if this is the case, however, please note that the investment advisor you engage to provide advice and/or make transfers for you is not acting on our behalf, but rather is acting on your behalf. We do not offer advice about how to allocate your cash value under any circumstance. We are not responsible for any recommendations such investment advisors make, any investment models or asset allocation programs they choose to follow, or any specific transfers they make on your behalf.

Any fee that is charged by your investment advisor is in addition to the fees and expenses that apply under your Policy. We are not a party to the agreement you have with your investment advisor. You will, however, receive confirmations of transactions that affect your Policy.

If your investment advisor has also acted as your insurance agent with respect to the sale of your Policy, he or she may be receiving compensation for services provided both as an insurance agent and investment advisor. Alternatively, the investment advisor may compensate the insurance agent from whom you purchased your Policy for the referral that led you to enter into your investment advisory relationship with the investment advisor. If you are interested in the details about the compensation that your investment advisor and/or your insurance agent receive in connection with your Policy, you should ask them for more details.

We, or through an affiliate, will process the financial transactions placed by your registered insurance agents or investment advisors. We reserve the right to discontinue doing so at any time and for any reason. We may require insurance agents or investment advisors, who are authorized by multiple policyowners to make financial transactions, to enter into an administrative agreement with Western Reserve as a condition of our accepting transactions on your behalf. The administrative agreement may impose limitations on the insurance agent’s or investment advisor’s ability to request financial transactions on your behalf. These limitations are intended to minimize the detrimental impact of an investment professional who is in a position to transfer large amounts of money for multiple clients in a particular portfolio or type of portfolio, or are intended to comply with specific restrictions or limitations imposed by a portfolio(s) of Western Reserve.

Please note: Policies managed by your insurance agent also are subject to the restrictions on transfers between investment options that are discussed in the section entitled “Transfers – Disruptive Trading and Market Timing.” Because transfer activity under contracts managed by an insurance agent or third party investment adviser may result in unfavorable consequences to all policyowners invested in the affected options, we reserve the right to limit the investment options available to a particular owner whose policy is managed by the advisor or to impose other transfer restrictions we deem necessary. In addition, Western Reserve may enter into administrative agreements with insurance agents or investment advisors that impose limits on their ability to request financial transactions on behalf of one or more policyowners, and that also may limit the available investment options, require advance notice of large transactions, or impose other trading limitations on your insurance agent. You and your insurance agent will be informed of all such restrictions on an ongoing basis. Limitations that we may impose on your insurance agent or investment advisor under the terms of the administrative agreement do not apply to financial transactions requested by an owner on their own behalf, except as otherwise described in this prospectus.

Policy Values

Cash Value

•

Varies from day to day, depending on the investment experience of the subaccounts you choose, the interest credited to the fixed account, the charges deducted and any other Policy transactions (such as additional premium payments, transfers, withdrawals and Policy loans).

•	Serves as the starting point for calculating values under a Policy.
•	Equals the sum of all values in each subaccount and the fixed account, including any amounts held in the loan reserve account (part of the fixed account) to secure any outstanding Policy loan.
•	Is determined on the Policy date and on each valuation date.
•	Has no guaranteed minimum amount and may be more or less than premiums paid.

Net Surrender Value

The net surrender value is the amount we pay when you surrender your Policy while it is in force. We determine the net surrender value at the end of the valuation period when we receive your written surrender request at our mailing office.

Net surrender value on any valuation date equals:	•	the cash value as of such date; minus
	•	any outstanding Policy loan amount; minus
	•	any accrued Policy loan interest; minus
	•	any surrender charge.

Subaccount Value

Each subaccount's value is the cash value in that subaccount. At the end of any valuation period, the subaccount's value is equal to the number of units that the Policy has in the subaccount, multiplied by the unit value of that subaccount.

The number of units in any subaccount on any valuation date equals:	•	the initial units purchased at unit value on the later of the Policy date, or the reallocation date, if different; plus
	•	units purchased with additional net premium(s); plus
	•	units purchased through transfers from another subaccount or the fixed account; minus
	•	units redeemed to pay for monthly deductions, if any; minus
	•	units redeemed to pay for cash withdrawals; minus
	•	units redeemed as part of a transfer to another subaccount, the loan reserve account or the fixed account.

Every time you allocate, transfer or withdraw money to or from a subaccount, we convert that dollar amount into units. We determine the number of units we credit to, or subtract from, your Policy by dividing the dollar amount of the allocation, transfer or cash withdrawal by the unit value for that subaccount next determined at the end of the valuation period on which the premium allocation, transfer request or cash withdrawal request is received at our mailing office.

Subaccount Unit Value

The value (or price) of each subaccount unit will reflect the investment performance of the portfolio in which the subaccount invests. Unit values will vary among subaccounts. The unit value at the inception of each class of units of each subaccount was originally established at $10 per unit. The unit value may increase or decrease from one valuation period to the next.

The unit value of any subaccount at the end of a valuation period is calculated as:	•

the total value of the portfolio shares held in the subaccount, including the value of any dividends or capital gains distribution declared and reinvested by the portfolio during the valuation period. This value is determined by multiplying the number of portfolio shares owned by the subaccount by the portfolio's net asset value per share determined at the end of the valuation period; minus

•

the accrued risk charge for adverse mortality and expense experience. The daily amount of this charge is equal to the daily net assets of the subaccount, multiplied by the daily equivalent of the mortality and expense risk charge; minus

	•	the accrued amount of reserve for any taxes or other economic burden resulting from applying tax laws that we determine to be properly attributable to the subaccount; and the result divided by

•	the number of outstanding units in the subaccount before the purchase or redemption of any units on that date.

The portfolio in which any subaccount invests will determine its net asset value per share once daily, as of the close of the regular business session of the NYSE (usually 4:00 p.m. Eastern time) except on customary national holidays on which the NYSE is closed, which coincides with the end of each valuation period.

Fixed Account Value

On the Policy date, or the reallocation date, if different, the fixed account value is equal to the net premiums allocated to the fixed account, less the first monthly deduction.

The fixed account value at the end of any valuation period is equal to:	•	the sum of net premium(s) allocated to the fixed account; plus
	•	any amounts transferred from a subaccount to the fixed account (including amounts transferred to the loan reserve account); plus
	•	total interest credited to the fixed account; minus
	•	amounts charged to pay for monthly deductions, if any; minus
	•	amounts withdrawn or surrendered from the fixed account to pay for cash withdrawals; minus
	•	amounts transferred from the fixed account (including amounts transferred from the loan reserve account) to a subaccount.

Death Benefit

Death Benefit Proceeds

As long as the Policy is in force, we will determine the amount of and pay the death benefit proceeds on an individual Policy upon receipt at our mailing office of satisfactory proof of the insured's death, plus written direction (from each eligible recipient of death benefit proceeds) regarding how to pay the death benefit payment, and any other documents, forms and information we need. We may require return of the Policy. We will pay the death benefit proceeds to the primary beneficiary(ies), if living, or to a contingent beneficiary. If each beneficiary dies before the insured and there is no contingent beneficiary, we will pay the death benefit proceeds to the owner or the owner's estate. We will pay the death benefit proceeds in a lump sum or under a payment option.

Death benefit proceeds equal:	•	the death benefit (described below); minus
	•	any monthly deductions due under the recovery of monthly deductions provision; minus
	•	any outstanding loan amount and accrued loan interest.

We may further adjust the amount of the death benefit proceeds if we contest the Policy or if you misstate the insured's age or gender.

Death Benefit

The Policy provides a death benefit. The death benefit is determined at the end of the valuation period in which the insured dies.

The Policy is intended to qualify under Internal Revenue Code Section 7702 as a life insurance contract for federal tax purposes. The death benefit is intended to qualify for the federal income tax exclusion. The provisions of the Policy and any attached endorsement or rider will be interpreted and administered to ensure such qualification, regardless of any Policy language to the contrary.

To the extent the death benefit is increased to maintain such tax qualification as a life insurance contract, we will make appropriate adjustments to any monthly deductions, retroactively or prospectively, or supplemental benefits that are consistent with such an increase. Adjustments will be reflected in the monthly deduction.

Under Section 7702 of the Internal Revenue Code, this Policy will generally be treated as a life insurance contract for federal tax purposes if at all times it meets a “cash value accumulation test (CVAT).”

The CVAT does not restrict the amount of premium that can be paid into the Policy, but does have a "corridor" component that requires that the death benefit be at least a certain percentage of the cash value. The limitation percentage under the CVAT is calculated as specified under Section 7702. It is based on the insured’s gender, underwriting class, issue age and duration. If the federal tax code requires us to determine the death benefit by reference to these limitation percentages, the Policy is described as "in the corridor." An increase in the cash value when the Policy is in corridor will increase our risk (i.e., the extent to which the death benefit exceeds the cash value), and we will increase the cost of insurance, if any, that we deduct from the cash value.

The death benefit is the greater of the Basic Death Benefit or the Guaranteed Minimum Death Benefit.

Basic Death Benefit equals the greater of:	1.	the limitation percentage, as shown on your Policy’s schedule page, multiplied by the cash value on the date of the primary insured’s death; or

2.

the amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code. We believe that this section requires the amount of the death benefit to be at least equal to an amount produced by multiplying the limitation percentage, as shown on your Policy’s schedule page, by the Available Guaranteed Withdrawal Benefit Amount on the date of the primary insured’s death once you are eligible to receive the Guaranteed Withdrawal Benefit. We will apply this Policy death benefit provision in accord with this interpretation unless and until the Internal Revenue Service or the courts provide contrary guidance on minimum death benefit issues. For a more detailed description, see the Guaranteed Withdrawal Benefit section.

Guaranteed Minimum Death Benefit

The Guaranteed Minimum Death Benefit is equal to the return of a percentage of the initial premium reduced for any withdrawals as follows. The percentage of the initial premium in the Guaranteed Minimum Death Benefit will vary by the issue age when the premium was paid.

Age at time of initial premium payment	Return of initial premium percentage
Up to Age 65	100%
66 to 70	90%
71 to 75	85%
76 to 80	75%
81 to 85	70%

Withdrawals, including those under the GWB, will reduce the amount of your Guaranteed Minimum Death Benefit. The Guaranteed Minimum Death Benefit after a withdrawal is equal to the Guaranteed Minimum Death Benefit before the withdrawal, minus the greater of:

1. The withdrawal; or

2. The withdrawal multiplied by the result of the Guaranteed Minimum Death Benefit before the withdrawal divided by the cash value before the withdrawal.

Any time a withdrawal is taken while the cash value is less than the Guaranteed Minimum Death Benefit (GMDB), the GMDB will be reduced by more than the amount of the withdrawal. For example, suppose a 70-year- old purchases a Policy with $100,000 of initial premium. Then the GMDB at issue is 90% of $100,000, or $90,000. At some later date the first withdrawal of $5,000 is taken when the cash value has fallen to $80,000. Then the GMDB after the withdrawal equals:

$90,000 (the GMDB before the withdrawal), minus the greater of:

1. $5,000 (the withdrawal); or

2. $5,000 multiplied by the result of $90,000 divided by $80,000, which equals $5,625.

The GMDB after the $5,000 withdrawal equals $90,000 minus $5,625, which is $84,375.

In the example above, if the cash value had been greater than the $90,000 GMDB, the $5,000 withdrawal would have caused a $5,000 reduction in the GMDB.

Death Benefit After Age 100

If the Policy is still in force on the Policy anniversary on or following the insured’s 100th birthday, the Policy will continue and the death benefit payable will continue to be calculated.

Payment Options

There are several ways of receiving proceeds under the death benefit and surrender provisions of the Policy, other than in a lump sum. These are described under “Settlement Options” in your Policy and in the SAI.

Surrenders and Cash Withdrawals

Surrenders

You must make a written request containing an original signature to surrender your Policy for its net surrender value as calculated at the end of the valuation date on which we receive your request at our mailing office. Written requests to surrender a Policy that are received before the NYSE closes are priced using the subaccount unit value determined at the close of that regular business session of the NYSE (usually 4:00 p.m. Eastern time). If we receive the written request after the NYSE closes, we will process the surrender request using the subaccount unit value determined at the close of the next regular business session of the NYSE. The insured must be alive, and the Policy must be in force when you make your written request. A surrender is effective as of the date when we receive your written request. You will incur a surrender charge if you surrender the Policy during the first 5 or 6 Policy years (or during the 5- or 6-year period subsequent to an additional premium payment). The length of the surrender charge period and the amount of the surrender charges will depend on whether you purchase your Policy through certain replacement transactions, or from other sources. See "Surrender Charges." Once you surrender your Policy, all coverage and other benefits under it cease and cannot be reinstated. We will normally pay you the net surrender value in a lump sum within seven days or under a settlement option. A surrender may have tax consequences. See Federal Income Tax Considerations.

Cash Withdrawals

After the first Policy year, you may request a cash withdrawal of a portion of your cash value subject to certain conditions.

Cash withdrawal conditions:	•	You must send your written cash withdrawal request with an original signature to our mailing office. You may also fax your withdrawal request to us if it is less than $50,000 at 727-299-1620.
•

During Policy years two through five, if you are not yet eligible for the Guaranteed Withdrawal Benefit (i.e., the later of when the primary insured reaches age 59 ½ or the first Policy anniversary), the amount of the withdrawal cannot be less than $500, or greater than the lesser of 10% of the net surrender value or the net surrender value minus $500.

	•	After the 5th Policy year, if you are not yet eligible for the Guaranteed Withdrawal Benefit, the amount of a withdrawal cannot be less than $500; or greater than the net surrender value minus $500.
•

After you are eligible for the Guaranteed Withdrawal Benefit, the amount of the withdrawal cannot be less than the lesser of $500 or the Available Guaranteed Withdrawal Benefit Amount, or greater than the maximum of the net surrender value or the Available Guaranteed Withdrawal Benefit Amount.

•

You may specify the subaccount(s) and the fixed account from which to make the withdrawal. If you do not specify a subaccount, we will take the withdrawal from each account in accordance with your current premium allocation instructions. If this is not possible, the withdrawal amount will be withdrawn pro rata from each account. Any withdrawal may be subject to limitations on the Designated Subaccounts.

•	We generally will pay a cash withdrawal request within seven days following the valuation date we receive the request at our mailing office.
•	You may not take a cash withdrawal that would disqualify your Policy as life insurance under the Internal Revenue Code.
•	A cash withdrawal may have tax consequences.

A cash withdrawal will reduce the cash value by the amount of the cash withdrawal, and will reduce the death benefit by at least the amount of the cash withdrawal.

When we incur extraordinary expenses, such as overnight mail expenses or wire service fees, for expediting delivery of your partial withdrawal or complete surrender payment, we will deduct that charge from the payment. We currently charge $20 for an overnight delivery ($30 for Saturday delivery) and $25 for wire service. You can obtain further information about these charges by contacting our administrative office.

Guaranteed Withdrawal Benefit

We offer a Guaranteed Withdrawal Benefit ("GWB") that allows you to take withdrawals in the form of Guaranteed Withdrawal Benefit payments, if certain conditions are met. Under this GWB benefit, we guarantee that you may withdraw up to 5% of the Guaranteed Withdrawal Benefit Base as it is made accessible each year during the lifetime of the primary insured. Each month in a Policy year, your accessible GWB will increase by one-twelfth (1/12) of 5% of the Guaranteed Withdrawal Benefit Base (“GWBB”). Once you are eligible to receive GWB payments, we will make an amount available to you each month from which you may take withdrawals under the GWB (i.e., Available Guaranteed Withdrawal Benefit Amount). That amount will equal one-twelfth of the GWBB. During the first month, you may withdraw an amount equal to 1/12 of 5% of the GWBB and this accumulates by increments of 1/12 of 5% of the GWBB in each succeeding month, until the last month of the Policy year. These accumulating monthly amounts may be withdrawn at any time during that Policy year but will not be carried over to the next Policy year.

You can begin receiving these GWB payments on the later of: (i) the Monthiversary after the primary insured reaches age 59 ½, or (ii) the first anniversary of the Policy date. You may take GWB withdrawals during each Policy year, in any frequency, up to the Available Guaranteed Withdrawal Benefit Amount (see below). Withdrawals taken under this benefit will not cause the Policy to lapse or result in a negative cash value, provided you meet certain conditions.

Withdrawals under the GWB:
•	will reduce your cash value;
•	will reduce your Basic Death Benefit, your Guaranteed Minimum Death Benefit and other benefits;
•	may be subject to income taxes; and
•	may be limited or restricted under Policies purchased in connection with certain tax-qualified retirement plans.

You should consult a tax advisor about the tax treatment and tax consequences of withdrawals under the GWB.

Available Guaranteed Withdrawal Benefit Amount. Once you are eligible to receive GWB payments, we will make an amount available to you each month from which you may take withdrawals under the GWB. We call this amount the “Available Guaranteed Withdrawal Benefit Amount.” That amount will equal one-twelfth of the GWBB. Amounts not withdrawn in the month when they are first available will accumulate and may be withdrawn as a GWB payment at any time during the rest of the Policy year, but not thereafter. You can call the Home Office at 1-800-852-9777 to find out your Available Guaranteed Withdrawal Benefit Amount.

Guaranteed Withdrawal Benefit Base. We use the Guaranteed Withdrawal Benefit Base to calculate the Available Guaranteed Withdrawal Benefit Amount. The Guaranteed Withdrawal Benefit Base equals:

•	the initial premium, minus
•	any adjusted excess withdrawals (described below), minus
•	any adjustments for loan withdrawals (described below), plus
•	any loan repayments.

Note: Any premium payments you make in addition to the initial premium will not increase the Guaranteed Withdrawal Benefit Base. Before making subsequent premium payments, you should consider that your Policy fees and charges will be based on total premiums paid, but the amount of your GWB payments will not reflect those subsequent premium payments.

Adjusted Excess Withdrawal. At any point in time, partial withdrawals made up to the Available Guaranteed Withdrawal Benefit Amount will not reduce the Guaranteed Withdrawal Benefit Base. Withdrawals in excess of the Available Guaranteed Withdrawal Benefit Amount are called "excess withdrawals." However, excess withdrawals will reduce the Guaranteed Withdrawal Benefit Base by the greater of:

•	the amount of the withdrawal in excess of the Available Guaranteed Withdrawal Benefit Amount currently in effect; and
•

the amount of the withdrawal in excess of the Available Guaranteed Withdrawal Benefit Amount currently in effect, multiplied by the result of the Guaranteed Withdrawal Benefit Base before the withdrawal divided by the cash value before the withdrawal.

Excess withdrawals will cause the monthly increments to the Available Guaranteed Withdrawal Benefit Amount to be immediately reduced to 5% divided by 12 of the new (lower) Guaranteed Withdrawal Benefit Base. All withdrawals taken before you are eligible to take withdrawals under the GWB are treated as excess withdrawals. These reductions to the Guaranteed Withdrawal Benefit Base and the Available Guaranteed Withdrawal Benefit Amount could be significant. You should carefully monitor your withdrawals during any Policy year so that you do not take an excess withdrawal inadvertently, and so that you retain the full benefit of the GWB.

Note: You can continue to take withdrawals under the GWB even after your cash value reaches zero. However, taking these withdrawals will reduce and possibly eliminate any remaining Guaranteed Minimum Death Benefit under your Policy.

Here is an example of how the Available Guaranteed Withdrawal Benefit Amount is calculated. Assume you are the owner and insured and you make an initial premium payment of $120,000 when you are 55 years old. Further assume that you do not make any withdrawals or additional premium payments and do not take out any loans. Upon eligibility for GWB payments, your Policy value has declined to $80,000 because of negative investment performance. Even so, you still could withdraw up to $6,000 (5% x $120,000) over the course of each Policy year for the rest of your life (as long as you do not withdraw more than the Available Guaranteed Withdrawal Benefit Amount and you do not take any loans). Under the GWB you may withdraw the $6,000 over the course of the Policy year if you withdraw only the Available Guaranteed Withdrawal Benefit Amount of $500 ($6,000/12) each month. If, however, at any time in a single Policy year, you withdraw more than the Available Guaranteed Withdrawal Benefit Amount, then the excess withdrawal will reduce your Guaranteed Withdrawal Benefit Base and, therefore your monthly Guaranteed Withdrawal Benefit payments to less than $500 in any succeeding month.

Here is an example of how the Available Guaranteed Withdrawal Benefit Amount is affected by excess withdrawals. Suppose that in the first month of the Policy year after eligibility for GWB payments you take a withdrawal of $700, which exceeds the Available Guaranteed Withdrawal Benefit Amount ($500), by $200. Upon the withdrawal, the Guaranteed Withdrawal Benefit Base of $120,000 will be reduced by the greater of $200 (the excess withdrawal) and $200 x 120,000/80,000 = $300 (the excess withdrawal, multiplied by the result of the Guaranteed Withdrawal Benefit Base divided by the cash value). The Guaranteed Withdrawal Benefit Base is now $120,000 – $300, or $119,700, and future GWB payments will be immediately reduced to 5% divided by 12 of $119,700, which equals $498.75 monthly.

Adjustments for Loan Withdrawals. Loans and any interest added to a loan ("loan withdrawals") will reduce the Guaranteed Withdrawal Benefit Base and could have a severe impact on the Available

Guaranteed Withdrawal Benefit Amount. The reduction in the Guaranteed Withdrawal Benefit Base for a loan withdrawal is the greater of:

•	the amount of the loan withdrawal, and
•	the amount of the loan withdrawal, multiplied by the result of the Guaranteed Withdrawal Benefit Base before the withdrawal divided by the cash value before the withdrawal.

Repayment of loan withdrawals results in a dollar-for-dollar increase in the Guaranteed Withdrawal Benefit Base. Note that repayment of loans may not restore the Guaranteed Withdrawal Benefit Base by as much as it was reduced when the loan was taken.

Here is an example of the impact of a loan on the Guaranteed Withdrawal Benefit Base. Assume an initial premium of $120,000, an initial Guaranteed Withdrawal Benefit Base of $120,000, a current cash value of $80,000, and a loan of $1,000. Because of the loan:

•	the Guaranteed Withdrawal Benefit Base is reduced by the greater of $1,000 and $1,500 ($1,000 x 120,000/80,000);
•	the Guaranteed Withdrawal Benefit Base becomes $120,000 — 1,500 = $118,500; and
•	the monthly Guaranteed Withdrawal Benefit payment is reduced to 5% / 12 x $118,500 = $493.75.

Repayment of the $1,000 loan would increase the Guaranteed Withdrawal Benefit Base to $119,500 ($118,500 + 1,000). Therefore, by taking a $1,000 loan, the owner reduces the monthly Guaranteed Withdrawal Benefit payment from $500 (5% divided by 12 of $120,000) to $493.75 (5% divided by 12 of $118,500); repaying the loan would increase the monthly Guaranteed Withdrawal Benefit payment to $497.92 (5% divided by 12 of $119,500).

Canceling a Policy

You may cancel a Policy for a refund during the "free-look period" by returning it, with a written request to cancel the Policy, to our administrative or mailing office, to one of our branch offices, or to the registered representative who sold you the Policy. The free-look period expires 10 days after you receive the Policy. In some states you may have more than 10 days. If you decide to cancel the Policy during the free-look period, we will treat the Policy as if it had never been issued. We will pay the refund within seven days after we receive the returned Policy at our administrative or mailing office. The amount of the refund will be:

•	your cash value in the subaccounts and the fixed account on the date we (or our registered representative) receive the returned Policy at our administrative or mailing office; plus
•	any charges and taxes we deduct from your premiums; plus
•	any monthly deductions or other charges we deducted from amounts you allocated to the subaccounts and the fixed account.

Some states may require us to refund all of the premiums you paid for the Policy. In addition, some states may require us to allocate premium according to a policyowner’s instructions during the “free-look period.”

Loans

General

After the first Policy year and during the continuance of this Policy (as long as the Policy is in force), you may borrow money from us using the Policy as the only security for the loan. We may permit a loan prior to the first anniversary for Policies issued pursuant to 1035 Exchanges. A loan that is taken from, or secured by, a Policy may have tax consequences. See Federal Income Tax Considerations.

Policy loans are subject to	•	we may require you to borrow at least $500; and
certain conditions:	•	the maximum amount you may borrow is 90% of the net surrender value. Any Policy loan may be subject to limitations on the Designated Subaccounts.

When you take a loan, we will withdraw an amount equal to the requested loan from each of the subaccounts and the fixed account based on your current premium allocation instructions (unless you specify otherwise). If this is not possible, the withdrawal amount will be withdrawn pro-rata from each of the subaccounts and the fixed account. We will transfer that amount to the loan reserve account. The loan reserve account is the portion of the fixed account to which amounts are transferred as collateral for a Policy loan.

We normally pay the amount of the loan within seven days after we receive a proper loan request at our mailing office. We may postpone payment of loans under certain conditions.

You may request a loan by telephone by calling us at 1-800-851-9777 Monday – Friday, between the hours of 8:30 a.m. - 7:00 p.m. Eastern time. If the loan amount you request exceeds $50,000 or if the address of record has been changed within the past 10 days, we may reject your request or require a signature guarantee. If you do not want the ability to request a loan by telephone, you should notify us in writing at our mailing office. You will be required to provide certain information for identification purposes when you request a loan by telephone. We may ask you to provide us with written confirmation of your request. We will not be liable for processing a loan request if we believe the request is genuine.

You may also fax your loan request to us at 727-299-1620 (subject to the $50,000 limit by fax). We will not be responsible for any transmittal problems when you fax your request unless you report it to us within five business days and send us proof of your fax transmittal.

You can repay a loan at any time while the Policy is in force. Loan repayments must be sent to our mailing office and will be credited as of the date received. We will consider any payments you make on the Policy to be premium payments unless the payments are clearly specified as loan repayments. Because we do not apply the premium expense charge to loan repayments, it is very important that you indicate clearly if your payment is intended to repay all or part of a loan.

At each Policy anniversary, we will compare the outstanding loan amount, including accrued loan interest, to the amount in the loan reserve account. We will also make this comparison any time you repay all or part of the loan, or make a request to borrow an additional amount. At each such time, if the outstanding loan amount, including accrued loan interest, exceeds the amount in the loan reserve account, we will withdraw the difference from the subaccounts and the fixed account and transfer it to the loan reserve account, in the same manner as when a loan is made. If the amount in the loan reserve account exceeds the amount of the outstanding loan, including accrued loan interest, we will withdraw the difference from the loan reserve account and transfer it to the subaccounts and the fixed account in the same manner as current premiums are allocated. We reserve the right to require a transfer to the fixed account if the loans were originally transferred from the fixed account.

Interest Rate Charged

We currently charge you an effective annual interest rate on a Policy loan of 6.0% (6.0% maximum guaranteed) on each Policy anniversary. We will also credit the amount in the loan reserve with an effective annual interest rate of 2.0%. After offsetting the 2.0% interest we credit, the net cost of loans currently is 4.0% annually (4.0% maximum guaranteed). After attained age 100, we will apply preferred loan interest rates. The current preferred loan interest rate charged is 2.00% effective annually and is guaranteed not to exceed 2.25%. After offsetting the 2% interest we credit, the net cost of preferred loans currently is 0% annually (0.25% maximum guaranteed).

Loan Reserve Account Interest Rate Credited

We will credit the amount in the loan reserve account with interest at an effective annual rate of 2.0%.

Effect of Policy Loans

A Policy loan reduces the death benefit proceeds and net surrender value by the amount of any outstanding loan amount, including accrued loan interest, and reduces the Guaranteed Withdrawal Benefit Base by at least the amount of the loan plus any accrued loan interest (see "Guaranteed Withdrawal Benefit"). This reduction may be significant. The reduction in the Guaranteed Withdrawal Benefit Base and future Guaranteed Withdrawal Benefit payments occurs even if the loan is taken prior to the time you are eligible for the Guaranteed Withdrawal Benefit. The no lapse guarantee is not in effect while a loan is outstanding, but it may be restored if the loan is repaid.

Repaying the loan causes the death benefit proceeds, net surrender value and Guaranteed Withdrawal Benefit Base to increase by the amount of the repayment. As long as a loan is outstanding, we hold a loan reserve equal to the amount of the loan as of the last Policy anniversary plus any accrued interest net of any loan payments. This amount is not affected by the separate account's investment performance and may not be credited with the interest rates accruing on the unloaned portion of the fixed account. Amounts transferred from the separate account to the loan reserve will reduce the value in the separate account and we credit such transferred amounts with an interest rate of 2.0% rather than a rate of return reflecting the investment results of the separate account.

Before attained age 100, we currently charge interest on Policy loans at an effective annual rate of 6.0%. Because interest is added to the amount of the Policy loan to be repaid, the size of the loan will constantly increase unless the Policy loan is repaid.

There are risks involved in taking a Policy loan, including the potential for a Policy to lapse if projected earnings, taking into account outstanding loans, are not achieved. A Policy loan may also have possible adverse tax consequences. You should consult a tax advisor before taking out a Policy loan.

We will notify you (and any assignee of record) if a loan causes your net surrender value to reach zero. If you do not submit a sufficient payment within 61 days from the date of the notice, your Policy may lapse.

Policy Lapse and Reinstatement

Lapse

There is a possibility that your Policy will lose value and lapse. If the net surrender value is not enough to pay the monthly deductions and the no lapse guarantee is not in effect, we will mail a notice to your last known address and any assignee of record. The notice will specify the minimum payment you must pay and the final date by which we must receive the payment to prevent a lapse. We generally require that you make the payment within 61 days after the date of the notice. This 61-day period is called the grace period. We pay the death benefit proceeds if an insured dies during the grace period. If we do not receive the specified minimum payment by the end of the grace period, all coverage under the Policy will terminate without value.

This Policy provides a no lapse guarantee during the lifetime of the Policy. If there is no loan outstanding, the no lapse guarantee will be in effect and the Policy will not enter the grace period as long as either the Guaranteed Withdrawal Benefit Base or the Guaranteed Minimum Death Benefit is positive. Each month we determine whether the no lapse guarantee is still in effect. If the no lapse guarantee is not in effect and the Policy is still in force, it can be restored by repaying any loan outstanding.

Reinstatement

We may reinstate a lapsed Policy within five years after the lapse. To reinstate the Policy you must:

•	submit a written application for reinstatement to our mailing office;
•	provide evidence of insurability satisfactory to us;
•	submit a new initial premium of at least $25,000 to our mailing address.

Your net surrender value on the reinstatement date will equal net premiums you pay at reinstatement, minus one monthly deduction and any surrender charge. Reinstatement of the Policy will restore the Guaranteed Withdrawal Benefit Base and the Guaranteed Minimum Death Benefit based on the new initial premium. The no lapse guarantee will be reinstated. The reinstatement date for your Policy will be the Monthiversary on or following the day we approve your application for reinstatement. We may decline a request for reinstatement. We will not reinstate indebtedness. The cash value of the loan reserve on the reinstatement date will be zero.

Federal Income Tax Considerations

The following summarizes some of the basic federal income tax considerations associated with a Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Please consult counsel or other qualified tax advisors for more complete information. We intend this Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code ("IRC"). We base this discussion on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (the "IRS"). The IRS has not provided guidance on certain issues involved in the qualification of these Policies as life insurance contracts under IRC Section 7702, including the effect of the Guaranteed Withdrawal Benefit and the effect of additional mortality costs associated with simplified issue and substandard mortality policies. Federal income tax laws and the current interpretations by the IRS may change. The IRS may subsequently issue guidance or interpretation contrary to our current understanding or interpretation that may adversely affect the qualification of this Policy as a life insurance contract for federal tax purposes under IRC Section 7702.

Tax Status of the Policy

A Policy must satisfy certain requirements set forth in the Internal Revenue Code (the "Code") in order to qualify as a life insurance contract for federal tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law. Guidance as to how these requirements are to be applied is limited. We believe that the Policy should generally satisfy the applicable Code requirements. However, because the Policy has certain features that are not completely addressed in existing legal precedent or interpretations concerning such requirements, there is some risk that the Policy might not be deemed a life insurance contract under federal tax law. If necessary to maintain qualification of the Policy as a life insurance contract under the Code, the provisions of the Policy (including any rider or endorsement) and any disclosure in this prospectus will be interpreted or amended to ensure such qualification, regardless of any language to the contrary. We believe that any such interpretation and administration will help maintain qualification of the Policy as a life insurance contract for federal tax purposes. However, it is not certain that the IRS will agree that qualification is maintained by such action or contend that any correction made pursuant to an interpretation or amendment will have only a prospective effect on such qualification.

In certain circumstances, owners of variable life insurance policies have been considered for federal income tax purposes to be the owners of the assets of the separate account supporting their policies due to their ability to exercise investment control over those assets. Where this is the case, the policyowners have been currently taxed on income and gains attributable to the separate account assets. There is little guidance in this area, and some features of the Policies, such as your flexibility to allocate premiums and cash values, have not been explicitly addressed in published rulings. We believe that the Policy does not give you investment control over separate account assets.

In addition, the Code requires that the investments of the separate account be "adequately diversified" in order to treat the Policy as a life insurance policy for federal income tax purposes. We intend that the separate account, through the portfolios, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance policy for federal income tax purposes. Even though the Policy should be treated as a life insurance policy under federal tax laws, the Policy will, in most situations, be treated as a modified endowment contract (described below).

Tax Treatment of Policy Benefits

In General. We believe that the Policy described in this prospectus is a life insurance policy under Code Section 7702. Section 7702 affects the taxation of life insurance policies and places limits on the relationship of the accumulation value to the death benefit. As life insurance policies, the death benefits of the policies are generally excludable from the gross income of the beneficiaries. In the absence of any guidance from the IRS on the issue, we believe that providing an amount at risk after age 99 in the manner provided should be sufficient to maintain the excludability of the death benefit after age 99. However, lack of specific IRS guidance makes the tax treatment of the death benefit after age 99 uncertain. Also, any increase in accumulation value should generally not be taxable until received by you or your designee. However, if, as we anticipate, your Policy is a MEC, then you may be taxed when you take a Policy loan, pledge or assign the Policy. Federal, state and local transfer, estate and other tax consequences of ownership or receipt of Policy proceeds depend on your circumstances and the beneficiary's circumstances. A tax advisor should be consulted on these consequences.

Generally, you will not be deemed to be in constructive receipt of the cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy (e.g., by assignment), the tax consequences depend on whether the Policy is classified as a MEC. Moreover, if a loan from a Policy is outstanding when the Policy is surrendered or lapses, the amount of outstanding indebtedness will be used to determine the amount distributed and will be taxed accordingly.

Modified Endowment Contracts. Under the Code, certain life insurance policies are classified as MECs and receive less favorable tax treatment than other life insurance policies. The rules are too complex to summarize here, but MEC status generally depends on the amount of premiums paid during the first seven Policy years or in the seven Policy years following certain changes in the Policy. Certain changes in the Policy after it is issued could also cause the Policy to be classified as a MEC. Due to the Policy's flexibility, each Policy's circumstances will determine whether the Policy is classified as a MEC. Among other things, a reduction in benefits could cause a Policy to become a MEC. If you do not want your Policy to be classified as a MEC, you should consult a tax advisor to determine the circumstances, if any, under which your Policy would or would not be classified as a MEC.

Upon issue of your Policy, we will notify you as to whether or not your Policy is classified as a MEC based on the initial premium we receive. If your Policy is not a MEC at issue, then you will also be notified of the maximum amount of additional premiums you can pay without causing your Policy to be classified as a MEC. If a payment would cause your Policy to become a MEC, you and your registered representative will be notified. At that time, you will need to notify us if you want to continue your Policy as a MEC. Unless you notify us that you do want to continue your Policy as a MEC, we will refund the dollar amount of the excess premium that would cause the Policy to become a MEC.

Multiple Policies. All MECs that we issue (or that our affiliates issue) to the same owner during any calendar year are treated as one MEC for purposes of determining the amount includible in the owner's income when a taxable distribution occurs.

Distributions (other than Death Benefits) from MECs. Policies classified as MECs are subject to the following tax rules:

•

All distributions other than death benefits from a MEC, including distributions upon surrender, Guaranteed Withdrawal Benefits, and other cash withdrawals, will be treated first as distributions of gain taxable as ordinary income. They will be treated as tax-free recovery of the owner's investment in the Policy only after all gain has been distributed. Your investment in the Policy is generally your total premium payments. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free. Distributions, including Guaranteed Withdrawal Benefits, in excess of basis will be taxable as ordinary income.

•

Loans taken from or secured by (e.g., by assignment) such a Policy are treated as distributions and taxed accordingly. If the Policy is part of a collateral assignment split dollar arrangement, the initial assignment as well as increases in cash value during the assignment may be distributions and taxable.

•

A 10% additional federal income tax is imposed on the amount included in income except where the distribution or loan is made when you have attained age 59 ½ or are disabled, or where the distribution is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and the beneficiary.

•

If a Policy becomes a MEC, distributions (including loans) that occur during the Policy year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution from a Policy that is not a MEC at the time when the distribution is made could later become taxable as a distribution from a MEC.

Distributions (other than Death Benefits) from Policies that are not MECs. Distributions from a Policy that is not a MEC are generally treated first as a recovery of your investment in the Policy, and as taxable income after the recovery of all investment in the Policy. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance policy for federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax. Distributions from or loans from or secured by a Policy that is not a MEC are not subject to the 10% additional tax.

Guaranteed Withdrawal Benefits. Guaranteed Withdrawal Benefits are considered distributions and taxed as such.

Policy Loans. Loans from or secured by a Policy that is not a MEC are generally not treated as distributions. Instead, such loans are treated as indebtedness. If a loan from a Policy that is not a MEC is outstanding when the Policy is surrendered or lapses, the amount of the outstanding indebtedness will be treated as if it were a distribution at that time and taxed accordingly. The tax consequences associated with Policy loans outstanding after age 100 with preferred loan rates are less clear and a tax advisor should be consulted about such loans.

Deductibility of Policy Loan Interest. In general, interest you pay on a loan from a Policy will not be deductible. Before taking out a Policy loan, you should consult a tax advisor as to the tax consequences.

Investment in the Policy. Your investment in the Policy is generally the sum of the premium payments you made. When a distribution from the Policy occurs, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

Withholding. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. The federal income tax withholding rate is generally 10% of the taxable amount of the distribution. Withholding applies only if the taxable amount of all distributions are at least $200 during a taxable year. Some states also require withholding for state income taxes. With the exception of amounts that represent eligible rollover distributions from Pension Plans and 403(b) arrangements, which are subject to mandatory withholding of 20% for federal tax, recipients can generally elect, however, not to have tax withheld from distributions. If the taxable distributions are delivered to foreign countries, U.S. persons may not elect out of withholding. Taxable distributions to non-resident aliens are generally subject to withholding at a 30% rate unless withholding is eliminated under an international treaty with the United States. The payment of death benefits is generally not subject to withholding.

Business Uses of the Policy. The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans and business uses of the Policy may vary depending on the particular facts and circumstances of each individual arrangement and business uses of the Policy. Therefore, if you are contemplating using the Policy in any such arrangement, you should be sure to consult a tax advisor as to tax attributes of the arrangement and its use of life insurance. In recent years, moreover, Congress and the IRS have adopted new rules relating to nonqualified deferred compensation and to life insurance owned by businesses and the IRS has recently issued new guidelines on split-dollar arrangements. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax advisor.

Alternative Minimum Tax. There also may be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the policyowner is subject to that tax.

Living Benefit Rider (an Accelerated Death Benefit). We believe that the single-sum payment we make under this rider should be fully excludible from the gross income of the beneficiary, except in certain business contexts. You should consult a tax advisor about the consequences of adding this rider to your Policy, or requesting a single-sum payment.

Continuation of Policy Beyond Age 100. The tax consequences of continuing the Policy beyond the insured’s attained age 100 are unclear and may include taxation of the gain in the Policy or the taxation of the death benefit in whole or in part. You should consult a tax advisor if you intend to keep the Policy in force beyond the insured’s attained age 100.

Other Tax Considerations. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.

Special Rules for Pension Plans, Section 403(b) Arrangements and Employee Benefit Plans. If the Policy is purchased in connection with a section 401(a) qualified pension or profit sharing plan, including a section 401(k)

plan, or in connection with a section 403(b) plan or program, or in connection with an employee welfare benefit plan, federal and state income and estate tax consequences could differ from those stated in this prospectus. The purchase may also affect the qualified status of the plan. You should consult a qualified tax advisor in connection with such purchase.

Policies owned under these types of plans may be subject to the Employee Retirement Income Security Act of 1974, or ERISA, which may impose additional requirements on the purchase of policies by such plans. You should consult a qualified advisor regarding ERISA.

Other Policy Information

Payments We Make

We usually pay the amounts of any surrender, cash withdrawal, death benefit proceeds, or settlement options within seven calendar days after we receive all applicable written notices and/or due proofs of death at our mailing office. However, we can postpone such payments if:

•	the NYSE is closed, other than customary weekend and holiday closing, or trading on the NYSE is restricted as determined by the SEC;
•	the SEC permits, by an order, the postponement for the protection of policyowners;
•	the SEC determines that an emergency exists that would make the disposal of or the determination of the value of, securities held in the separate account not reasonably practicable; or
•	when mandated under applicable law.

If you have submitted a recent check or draft, we have the right to defer payment of surrenders, cash withdrawals, death benefit proceeds, or payments under a settlement option until such check or draft has been honored. We also reserve the right to defer payment of transfers, cash withdrawals, death benefit proceeds, or surrenders from the fixed account for up to six months.

If mandated under applicable law, we may be required to reject a premium payment and/or block a policyowner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits until instructions are received from the appropriate regulators. We may also be required to provide additional information about you or your account to governmental regulators.

Split Dollar Arrangements

You may enter into a split dollar arrangement with another owner or another person(s) whereby the payment of premiums and the right to receive the benefits under the Policy (i.e., net surrender value of insurance proceeds) are split between the parties. There are different ways of allocating these rights.

For example, an employer and employee might agree that under a Policy on the life of the employee, the employer will pay the premiums and will have the right to receive the net surrender value. The employee may designate the beneficiary to receive any insurance proceeds in excess of the net surrender value. If the employee dies while such an arrangement is in effect, the employer typically would receive from the insurance proceeds the amount that he or she would have been entitled to receive upon surrender of the Policy and the employee's beneficiary would receive the balance of the proceeds. However, you and your qualified advisor should review and understand the terms of your particular plan, as such terms may vary.

No transfer of Policy rights pursuant to a split dollar arrangement will be binding on us unless in writing and received by us at our office. Split dollar arrangements may have tax consequences. You should consult a tax advisor before entering into a split dollar arrangement.

On July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the “Act”). The Act prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans of publicly-traded companies is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

In addition, the IRS issued guidance that affects the tax treatment of split-dollar arrangements and the Treasury Department issued final regulations that would significantly affect the tax treatment of such arrangements. The IRS guidance and the final regulations affect all split dollar arrangements, not just those involving publicly-traded companies. Consult your qualified tax advisor with respect to the effect of this current and proposed guidance on your split dollar Policy.

Policy Termination

Your Policy will terminate on the earliest of:

•	the date the insured dies; or
•	the end of the grace period; or
•	the date the Policy is surrendered.

Supplemental Benefit (Rider)

Living Benefit Rider (an Accelerated Death Benefit)

This supplemental benefit (rider) is available and may be issued automatically on a Policy. We do not assess an administrative charge for this rider. We will reduce the single-sum benefit by a discount factor, however, to compensate us for expected lost income as a result of the early payment of the death benefit. The rider available with the Policies does not build cash value. For purposes of the rider, the primary insured is the person insured under the Policy. This rider may not be available in all states, certain benefits and features may vary by state and may be available under a different name in some states. Adding this supplemental benefit to an existing Policy or canceling it may have tax consequences and you should consult a tax advisor before doing so.

This rider allows us to pay all or a portion of the death benefit once we receive satisfactory proof at our mailing office that the insured is ill and has a life expectancy of one year or less. A doctor must certify the insured's life expectancy.

We will pay a "single-sum benefit" equal to:

•	the death benefit on the date we pay the single-sum benefit; multiplied by
•	the election percentage of the death benefit you elect to receive; divided by
•	1 + i ("i" equals the current yield on 90-day Treasury bills or the Policy loan interest rate, whichever is greater) (“discount factor”); minus
•	any indebtedness at the time we pay the single-sum benefit, multiplied by the election percentage.

The single-sum benefit may not be greater than $500,000. The election percentage is a percentage that you select. It may not be greater than 100%.

We will not pay a benefit under the rider if the insured's terminal condition results from self-inflicted injuries that occur during the period specified in your Policy's suicide provision.

The rider terminates at the earliest of:

•	the date the Policy terminates;
•	the date a settlement option takes effect;
•	the date we pay a single-sum benefit; or
•	the date you terminate the rider.

For example, suppose before the owner elects the single sum benefit, a Policy has a $400,000 death benefit and a $10,000 loan balance. Suppose that the current yield on 90-day Treasury bills is 4.12% and the Policy loan interest rate is 6%. Because the greater of these is 6%, that is the interest rate that will be used to discount the single sum benefit. The owner elects to accelerate 50% of the death benefit, so the single sum benefit equals $183,679.25, which is [($400,000 x 0.50 / 1.06) – ($10,000 x 0.50)]. After the acceleration, the remaining death benefit is $200,000, which is 50% of $400,000, and all Policy values will be reduced by 50%.

Additional Information

Sale of the Policies

Distribution and Principal Underwriting Agreement. We have entered into a principal underwriting and distribution agreement with our affiliate, AFSG, for the distribution and sale of the Policies. We reimburse AFSG for certain expenses it incurs in order to pay for the distribution of the Policies (e.g., commissions payable to selling firms selling the Policies, as described below.)

Compensation to Broker-Dealers Selling the Policies. The Policies are offered to the public through broker-dealers ("selling firms") that are licensed under the federal securities laws; the selling firm and/or its affiliates are also licensed under state insurance laws. The selling firms have entered into written selling agreements with us and with AFSG as principal underwriter for the Policies. We pay commissions through AFSG to the selling firms for their sales of the Policies.

A limited number of affiliated and unaffiliated broker-dealers may also be paid commissions and overrides to “wholesale” the Policies, that is, to provide sales support and training to sales representatives at selling firms. We may also provide compensation to a limited number of broker-dealers for providing ongoing service in relation to Policies that have already been purchased.

The selling firms are paid commissions for the promotion and sale of the Policies according to one or more schedules. The amount and timing of commissions may vary depending on the selling agreement. The sales commission to broker-dealers is expected to be, on average, 6% of all premiums made during the first Policy year, plus 1% of all premiums made during the renewal Policy years. We will pay an additional trail commission of up to 0.45% of the Policy's subaccount value (payable quarterly) if the cash value (minus amounts attributable to loans) equals at least $5,000.

Policies issued with the 5-year surrender charge schedule pay lower compensation than those Policies issued with a 6-year surrender charge schedule.

To the extent permitted by NASD rules, Western Reserve, ISI and other affiliated parties may pay (or allow other broker-dealers to provide) promotional incentives or payments in the form of cash or non-cash compensation or reimbursement to some, but not all, selling firms. These arrangements are sometimes referred to as “revenue sharing” arrangements and are described further below.

The registered representative who sells you the Policy typically receives a portion of the compensation we (and our affiliates) pay to the selling firms, depending on the agreement between the selling firm and its registered representative and the firm’s internal compensation program. These programs may include other types of cash and non-cash compensation and other benefits. Ask your sales representative for further information about the compensation your sales representative, and the selling firm that employs your sales representative, may receive in connection with your purchase of a Policy. Also inquire about any revenue sharing arrangements that we and our affiliates may have with the selling firm, including the conflicts of interests that such arrangements may create.

Special Compensation that We Pay to Affiliated Wholesaling and Selling Firms. Our parent company provides paid-in capital to AFSG and pays the cost of AFSG’s operating and other expenses, including costs for facilities, legal and accounting services, and other internal administrative functions.

Western Reserve’s two main distribution channels are ISI and WGS, both affiliates, who sell Western Reserve products.

Western Reserve underwrites the cost of ISI’s various facilities, third-party services and internal administrative functions, including employee salaries, sales representative training and computer systems that are provided directly to ISI. These facilities and services are necessary for ISI’s administration and operation, and Western Reserve is compensated by ISI for these expenses based on ISI’s usage. In addition, Western Reserve and other affiliates pay for certain sales expenses of ISI, including the costs of preparing and producing prospectuses and sales promotional materials for the Policy.

WGS receives a 4% expense allowance on all commissions paid on first year variable life target premiums paid for sales of Western Reserve’s variable life insurance products. In addition, WGS indirectly receives a payment of 2% of first year variable life target premiums as a licensing and commission allowance.

Sales representatives and their managers at ISI and WGS may receive directly or indirectly additional cash benefits and non-cash compensation or reimbursements from us or our affiliates. Additional compensation or reimbursement arrangements may include payments in connection with the firm’s conferences or seminars, sales or training programs for invited selling representatives and other employees, seminars for the public, trips (such as travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items, and payments, loans or loan guaranties to assist a firm or representative in connection with systems, operating, marketing and other business expenses. The amounts may be significant and may provide us with increased access to the sales representatives.

In addition, ISI’s managers and/or sales representatives who meet certain productivity standards may be eligible for additional compensation. Sales of the Policies by affiliated selling firms may help sales representatives and/or their managers qualify for certain benefits, and may provide such persons with special incentive to sell our Policies. For example, ISI’s and WGS’s registered representatives, general agents, marketing directors and supervisors may be eligible to participate in a voluntary stock purchase plan that permits participants to purchase stock of AEGON N.V. (Western Reserve’s ultimate parent) by allocating a portion of the commissions they earn to purchase such shares. A portion of the contributions of commissions by ISI’s representatives may be matched by ISI. ISI’s and WGS’s registered representatives may also be eligible to participate in a stock option and award plan. Registered representatives who meet certain production goals will be issued options on the stock of AEGON N.V.

Additional Compensation that We Pay to Selected Selling Firms. We may pay certain selling firms additional cash amounts for “preferred product” treatment of the Policies in their marketing programs in order to receive enhanced marketing services and increased access to their sales representatives. In exchange for providing us with access to their distribution network, such selling firms may receive additional compensation or reimbursement for, among other things, the hiring and training of sales personnel, marketing, sponsoring of conferences and seminars, and/or other services they provide to us and our affiliates. To the extent permitted by applicable law, we and other parties may allow other non-cash incentives and compensation to be paid to these selling firms. These special compensation arrangements are not offered to all selling firms and the terms of such arrangements may differ between selling firms. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Policy and other corporate revenue.

You should be aware that a selling firm or its sales representatives may receive different compensation or incentives for selling one product over another. In some cases, these payments may create an incentive for the selling firm or its sales representatives to recommend or sell this Policy to you. You may wish to take such payments into account when considering and evaluating any recommendation relating to the Policies.

Legal Proceedings

Western Reserve, like other life insurance companies, is involved in lawsuits, including class action lawsuits. In some lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, at the present time there are no pending or threatened lawsuits that are likely to have a material adverse impact on the separate account, on AFSG’s ability to perform under its principal underwriting agreement, or on Western Reserve’s ability to meet its obligations under the Policy.

There continues to be significant federal and state regulatory activity relating to financial services companies. Western Reserve and certain of its affiliates have been examined by, and received requests for information from, the staff of the Securities and Exchange Commission (“SEC”). In particular, Western Reserve has responded to requests for documents and information from the SEC staff in connection with an ongoing investigation, which has included requests for testimony by Western Reserve, its personnel and other related persons regarding potential market timing and matters affecting certain employees and affiliates.

A number of other companies in this industry have announced settlements of enforcement actions with various regulatory agencies such as the SEC; those settlements have encompassed a wide range of remediation including injunctive relief, monetary penalties, and restitution.  Western Reserve and its affiliates are actively working with the SEC in this matter; however, the exact resolution cannot be determined at this time.  Although it is not possible to provide a meaningful estimate of the range of potential outcomes at this time, Western Reserve does not believe the resolution will be material to its financial position. Western Reserve and/or its affiliates, and not the separate account or its policyowners, will bear the costs regarding these regulatory matters.

Financial Statements

The financial statements of Western Reserve are included in the SAI. There are no separate account financials because the separate account commenced operations recently.

Performance Data

Rates of Return

When the first subaccount investing in the underlying portfolios has been in operation for 1, 3, 5, and 10 years, the total return for these periods will be provided, adjusted to reflect certain fees and charges for the Policy. Because the subaccounts have not commenced operations as of the date of this prospectus, we are not showing performance for the subaccounts. This information does not represent or project future investment performance.

These rates of return do not reflect charges that are deducted under the Policy or from the separate account (such as mortality and expense risk charge, premium expense charge, monthly deduction or the surrender charge). If these charges were deducted, performance would be significantly lower. These rates of return are not estimates, projections or guarantees of future performance.

Some portfolios began operation before their corresponding subaccount. For these portfolios, we have included in the Table below adjusted portfolio performance from the portfolio's inception date. The adjusted portfolio performance is designed to show the performance that would have resulted if the existing subaccount had been in operation during the time the portfolio was in operation.

We also show below comparable figures for the unmanaged Standard & Poor's Index of 500 Common Stocks ("S&P 500"), a widely used measure of stock market performance. The S&P 500 does not reflect any deduction for the expenses of operating and managing an investment portfolio.

Table 1

Adjusted Historical Portfolio Average Annual Total Return

For the Periods Ended on December 31, 2005

Portfolio	1 Year	3 Years	5 Years	10 Years or Inception	Portfolio Inception Date
Transamerica Balanced	7.16%	10.15%	N/A	6.53%	05/01/02
Transamerica Convertible Securities	3.11%	12.44%	N/A	7.82%	05/01/02
Transamerica Equity(1) †	15.67%	20.08%	1.78%	13.38%	12/31/80
Transamerica Growth Opportunities(2)	15.36%	20.25%	N/A	11.25%	05/02/01
Transamerica Money Market(3) †	2.11%	0.80%	1.25%	2.85%	10/02/86
Transamerica Small/Mid Cap Value†	12.71%	35.08%	13.62%	14.99%	05/04/93
Transamerica U.S. Government Securities(4) †	1.47%	2.05%	3.09%	3.87%	05/13/94
Transamerica Value Balanced†	5.80%	11.25%	3.61%	6.31%	01/03/95
S&P 500†	3.00%	12.37%	(1.11)%	7.31%	10/02/86
†	Shows ten year performance.
(1)

The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Growth Portfolio of Transamerica Variable Insurance Fund, Inc.

(2)

The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Small Company Portfolio of Transamerica Variable Insurance Fund, Inc.

(3)

The current yield more closely reflects the current earnings of the subaccount than the total return. An investment in this subaccount is not insured or guaranteed by the FDIC. While this subaccount's investment in shares of the underlying portfolio seeks to preserve its value at $1.00 per share, it is possible to lose money by investing in this subaccount.

(4)

The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Dreyfus U.S. Government Securities Portfolio of Endeavor Series Trust.

The annualized yield for the WRL Transamerica Money Market subaccount for the seven days ended December 31, 2005 was 3.06%.

Additional information regarding the investment performance of the portfolios appears in the fund prospectuses, which accompany this prospectus.

Table of Contents of the Statement of Additional Information

Glossary

The Policy – General Provisions

Ownership Rights
Our Right to Contest the Policy
Suicide Exclusion
Misstatement of Age or Gender
Modifying the Policy
Mixed and Shared Funding

Additional Information

Settlement Options
Additional Information about Western Reserve and the Separate Account
Legal Matters
Variations in Policy Provisions
Personalized Illustrations of Policy Benefits
Sale of the Policies
Reports to Owners
Records
Independent Registered Public Accounting Firm
Experts
Financial Statements

Underwriters

Underwriting Standards

IMSA

Performance Data

Other Performance Data in Advertising Sales Literature
Western Reserve’s Published Ratings

Index to Financial Statements

Western Reserve Life Assurance Co. of Ohio

Glossary

accounts	The options to which you can allocate your money. The accounts include the fixed account and the subaccounts in the separate account.

administrative office

Our administrative office address is P.O. Box 5068, Clearwater, Florida, 33758-5068. Our street address is 570 Carillon Parkway, St. Petersburg, Florida, 33716. Our phone number is 1-800-851-9777. Our hours are Monday – Friday from 8:30 a.m. – 7:00 p.m. Eastern time. Please do not send any money, correspondence or notices to this office; send them to the mailing office.

amount at risk	The death benefit, as described in the Policy, less the cash value of the Policy.

attained age	The issue age of the person insured, plus the number of completed years since the Policy date.

beneficiary(ies)	The person or persons you select to receive the death benefit proceeds from the Policy. You name the primary beneficiary and contingent beneficiaries.

cash value

At the end of any valuation period, the sum of your Policy's value in the subaccounts and the fixed account. If there is a Policy loan outstanding, the cash value includes any amounts held in our fixed account to secure the Policy loan.

death benefit proceeds

The amount we will pay to the beneficiary(ies) on the insured's death. We will reduce the death benefit proceeds by the amount of any outstanding loan amount, including any accrued loan interest, and any due and unpaid monthly deductions.

Designated Subaccount Percentage	A percentage limitation on the sum of the value in each of the Designated Subaccounts, expressed as a percent of cash value.

fixed account

An allocation option other than the separate account to which you may allocate net premiums and cash value. We guarantee that any amounts you allocate to the fixed account will earn interest at a declared rate. The fixed account is part of our general account.

free-look period	The period during which you may return the Policy and receive a refund as described in the prospectus. The length of the free-look period varies by state. The free-look period is listed in the Policy.

funds	Investment companies that are registered with the U.S. Securities and Exchange Commission. The Policy allows you to invest in the portfolios of the funds through our subaccounts.

Guaranteed Withdrawal Benefit	The guarantee that, under specified conditions, withdrawals can continue without lapsing the Policy or incurring a negative cash value, even if the cash value reaches zero.

in force	While coverage under the Policy is active and the insured's life remains insured.

initial coverage

The initial coverage is the amount of insurance shown on the Policy's schedule pages that you receive when the Policy is issued. After that date, the amount of insurance will fluctuate according to the Policy death benefit.

initial premium	The amount you must pay before insurance coverage begins under the Policy. The initial premium is shown on the schedule pages of your Policy.

insured	The person whose life is insured by the Policy.

issue age	The insured's age on his or her birthday on or before the Policy date.

lapse

When life insurance coverage ends and the Policy terminates because you do not have enough cash value in the Policy to pay the monthly deduction, the surrender charge and any outstanding loan amount, including accrued loan interest, and you have not made a sufficient payment by the end of a grace period.

loan reserve account	A part of the fixed account to which amounts are transferred as collateral for Policy loans.

mailing office	Our mailing address is 4333 Edgewood Road, N.E., Cedar Rapids, Iowa, 52499. All premium payments, loan repayments, correspondence and notices should be sent to this address.

Monthiversary

This is the day of each month when we determine Policy charges and deduct them from cash value. It is the same date each month as the Policy date. If there is no valuation date in the calendar month that coincides with the Policy date, the Monthiversary is the next valuation date.

monthly deduction

The monthly Policy charge, plus the monthly cost of insurance, plus the portion of the monthly deduction for benefits provided by riders attached to the Policy, if any, plus the monthly fixed account asset based charge, all of which are deducted from the Policy’s cash value on each Monthiversary.

net premium	The part of your premium that we allocate to the fixed account or the subaccounts. The net premium is equal to the premium you paid minus the premium expense charge.

net surrender value

The amount we will pay you if you surrender the Policy while it is in force. The net surrender value on the date you surrender is equal to: the cash value minus any surrender charge, and minus any outstanding loan amount and accrued loan interest.

no lapse guarantee

The guarantee that we will not begin a grace period or lapse the Policy as long as there is no loan outstanding and the value of either the Guaranteed Withdrawal Benefit Base or the Guaranteed Minimum Death Benefit is positive.

NYSE	The New York Stock Exchange.

Policy	The WRL Benefactor variable life insurance policy without any supplemental riders (benefits).

Policy date

The date when our underwriting process is complete, full life insurance coverage goes into effect, the initial premium payment has been received, and we begin to take the monthly deductions. The Policy date is shown on the schedule pages of your Policy. We measure Policy months, years, and anniversaries from the Policy date.

portfolio	One of the separate investment portfolios of a fund.

premiums	All payments you make under the Policy other than loan repayments.

reallocation account	That portion of the fixed account where we hold the net premium(s) from the record date until the reallocation date.

reallocation date

The date we reallocate all cash value held in the reallocation account to the fixed account and subaccounts you selected on your application. We place your net premium in the reallocation account (or as mandated by state law) only if your state requires us to return the full premium in the event you exercise your free-look right. In those states, the reallocation date is the Policy date, plus the number of days in your state's free-look period, plus five days. In all other states, the reallocation date is the Policy date.

record date	The date we record your Policy on our books as an in force Policy. The record date is generally the Policy date.

replacement transaction	A transaction in which a policyowner withdraws the cash value in an existing life insurance or annuity contract to purchase a new insurance contract.

separate account

The WRL Series Life Account G. It is a separate investment account that is divided into subaccounts. We established the separate account to receive and invest net premiums under the Policy and other variable life insurance policies we issue.

subaccount	A subdivision of the separate account that invests exclusively in shares of one investment portfolio of a fund. Subaccounts may be Designated Subaccounts or not.

surrender charge

If, during the first 5 or 6 Policy years (or during the 5-year or 6-year period following payment of an additional premium payment), you fully surrender the Policy, we will deduct a surrender charge from the cash value. The length of the surrender charge period applicable under your Policy will depend upon whether you purchase the Policy through certain replacement transactions, or from other sources.

termination	When the insured's life is no longer insured under the Policy or any rider, and the Policy or any rider is no longer in force.

valuation date	Each day the New York Stock Exchange is open for normal trading. Western Reserve is open for business whenever the New York Stock Exchange is open.

valuation period

The period of time over which we determine the change in the value of the subaccounts. Each valuation period begins at the close of normal trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time on each valuation date) and ends at the close of normal trading of the New York Stock Exchange on the next valuation date.

we, us, our (Western Reserve)	Western Reserve Life Assurance Co. of Ohio.

written notice

The written notice you must sign and send us to request or exercise your rights as owner under the Policy. To be complete, it must: (1) be in a form we accept, (2) contain the information and documentation that we determine we need to take the action you request, and (3) be received at our mailing office.

you, your (owner or policyowner)	The person entitled to exercise all rights as owner under the Policy.

Appendix A

Illustrations

The following illustrations show how certain values under a sample Policy would change with different rates of fictional investment performance over an extended period of time. In particular, the illustrations show how the death benefit, cash value, and net surrender value under a Policy issued to an insured of a given age, would change over time if the premiums indicated were paid and the return on the assets in the subaccounts were a uniform gross annual rate (before any expenses) of 0%, 6% or 10%. The tables illustrate Policy value that would result based on assumptions that you pay the premiums indicated, and you do not take any cash withdrawals or Policy loans, other than as illustrated. The values under the Policy will be different from those shown even if the returns averaged 0%, 6% or 10%, but fluctuated over and under those averages throughout the years shown.

We based the illustration on page 53 on a Policy for an insured who is a 65 year old male in the Simplified Issue Non-Tobacco rate class (the “representative insured”), Base premium paid at issue of $100,000, and $158,876 initial coverage. The illustration on that page also assumes cost of insurance charges based on our current cost of insurance rates for the representative insured.

The illustration for the representative insured on page 54 is based on the same factors as those on page 53, except the cost of insurance charges are based on the guaranteed cost of insurance rates and expenses (based on the Commissioners 1980 Standard Ordinary Tobacco and Non-Tobacco Mortality Tables).

The illustration for the representative insured on page 55 is based on the same factors as those on page 53. Additionally, the insured has also elected the Guaranteed Withdrawal Benefit at the first opportunity annually.

The illustration for the representative insured on page 56 is based on the same factors as those on page 54. Additionally, the insured has also elected the Guaranteed Withdrawal Benefit at the first opportunity annually.

The amounts shown in the illustrations for the death benefits, cash values and net surrender values take into account the amount and timing of all Policy, subaccount and portfolio fees assessed under the Policy. The current illustration uses the current charges, and the guaranteed illustration uses the guaranteed charges. These charges are:

(1)

the charge for assuming mortality and expense risks assessed against each subaccount. This charge is an approximation of an annual charge of 3.20% of the average net assets of the subaccounts in all Policy years;

(2)

estimated expenses equivalent to an average annual expense level of 0.72% of the portfolios’ gross average daily net assets. The 0.72% gross average portfolio expense level assumes an equal allocation of the Designated Subaccount Percentage (35%) among the 5 Designated Subaccounts available to new investors and the balance (65%) equally allocated among the remaining 3 subaccounts. We used annualized actual audited expenses incurred during 2005 for the portfolios to calculate the gross average annual expense level; and

(3)	the premium expense charge (0% of all premium payments in the first Policy year and 3% of all premiums paid thereafter) and cash value charges using the current monthly Policy charge.

The hypothetical returns shown in the tables are provided only to illustrate the mechanics of a hypothetical policy and do not represent past or future investment rates of return. Tax charges that may be attributable to the separate account are not reflected because we are not currently making such charges. If tax charges are deducted in the future, the separate account would have to earn a sufficient amount in excess of 0%, 6% or 10% or cover any tax charges to produce after tax returns of 0%, 6% or 10%. Your actual rates of return for a particular Policy likely will be more or less than the hypothetical investment rates of return. The actual return on your cash value will depend on factors such as the amounts you allocate to particular portfolios, the amounts deducted for the Policy’s monthly charges and other charges, the portfolios’ expense ratios, and your loan and withdrawal history, in addition to the actual investment experience of the portfolios.

We will furnish the owner, upon request, a personalized illustration reflecting the proposed insured’s age, gender, risk classification and desired Policy features. Contact your registered representative or our administrative office. (See prospectus back cover – Inquiries.)

WRL BENEFACTOR

WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

HYPOTHETICAL ILLUSTRATIONS

MALE ISSUE AGE 65

Initial Coverage	$158,876	Simplified Issue Non-Tobacco Class
Premium	$100,000	Without the GWB Elected

Using Current Cost of Insurance Rates

	DEATH BENEFIT Assuming Hypothetical Gross and Net Annual Investment Return of			CASH VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -0.72% (Net)	6% (Gross) 5.28% (Net)	10% (Gross) 9.28% (Net)	0% (Gross) -0.72% (Net)	6% (Gross) 5.28% (Net)	10% (Gross) 9.28% (Net)
1	152,649	162,181	168,536	96,080	102,080	106,080
2	142,936	161,346	174,238	92,314	104,203	112,530
3	134,009	160,715	180,358	88,695	106,371	119,371
4	125,751	160,229	186,858	85,218	108,583	126,629
5	118,115	159,897	193,778	81,878	110,842	134,328
6	111,056	159,730	201,161	78,668	113,147	142,495
7	104,524	159,724	209,036	75,584	115,501	151,159
8	100,000	159,848	217,395	72,621	117,903	160,350
9	100,000	160,099	226,268	69,775	120,356	170,099
10	100,000	160,474	235,685	67,039	122,859	180,441
15	100,000	165,887	295,260	54,890	136,179	242,383
20	100,000	175,910	379,442	44,943	150,943	325,589
25	100,000	188,550	492,886	36,798	167,308	437,359
30 (Age 95)	100,000	201,081	637,023	30,129	185,447	587,497
35 (Age 100)	100,000	210,996	810,072	24,669	205,553	789,174

	NET SURRENDER VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -0.72% (Net)	6% (Gross) 5.28% (Net)	10% (Gross) 9.28% (Net)	End of Policy Year	0% (Gross) -0.72% (Net)	6% (Gross) 5.28% (Net)	10% (Gross) 9.28% (Net)
1	89,080	95,080	99,080	20	44,943	150,943	325,589
2	87,314	99,203	107,530	25	36,798	167,308	437,359
3	84,695	102,371	115,371	30 (Age 95)	30,129	185,447	587,497
4	82,218	105,583	123,629	35 (Age 100)	24,669	205,553	789,174
5	79,878	108,842	132,328
6	78,668	113,147	142,495
7	75,584	115,501	151,159
8	72,621	117,903	160,350
9	69,775	120,356	170,099
10	67,039	122,859	180,441
15	54,890	136,179	242,383

WRL BENEFACTOR

WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

HYPOTHETICAL ILLUSTRATIONS

MALE ISSUE AGE 65

Initial Coverage	$158,876	Simplified Issue Non-Tobacco
Premium	$100,000	Without the GWB Elected

Using Guaranteed Cost of Insurance Rates

	DEATH BENEFIT Assuming Hypothetical Gross and Net Annual Investment Return of			CASH VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -0.72% (Net)	6% (Gross) 5.28% (Net)	10% (Gross) 9.28% (Net)	0% (Gross) -0.72% (Net)	6% (Gross) 5.28% (Net)	10% (Gross) 9.28% (Net)
1	148,697	157,983	164,173	93,593	99,437	103,334
2	135,253	152,699	164,917	87,352	98,619	106,509
3	123,068	147,662	165,754	81,454	97,732	109,706
4	111,983	142,815	166,633	75,888	96,782	112,923
5	101,903	138,155	167,562	70,639	95,770	116,155
6	100,000	133,673	168,539	65,429	94,689	119,387
7	100,000	129,343	169,542	59,750	93,532	122,601
8	100,000	125,121	170,517	53,436	92,288	125,773
9	100,000	120,994	171,448	46,278	90,958	128,887
10	100,000	116,965	172,340	38,011	89,548	131,943
15	100,000	100,000	178,182	*	81,573	146,272
20	100,000	100,000	182,845	*	53,389	156,894
25	100,000	100,000	182,362	*	*	161,817
30 (Age 95)	100,000	100,000	179,584	*	*	165,621
35 (Age 100)	100,000	100,000	172,637	*	*	168,183

	NET SURRENDER VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -0.72% (Net)	6% (Gross) 5.28% (Net)	10% (Gross) 9.28% (Net)	End of Policy Year	0% (Gross) -0.72% (Net)	6% (Gross) 5.28% (Net)	10% (Gross) 9.28% (Net)
1	86,593	92,437	96,334	20	*	53,389	156,894
2	82,352	93,619	101,509	25	*	*	161,817
3	77,454	93,732	105,706	30 (Age 95)	*	*	165,621
4	72,888	93,782	109,923	35 (Age 100)	*	*	168,183
5	68,639	93,770	114,155
6	65,429	94,689	119,387
7	59,750	93,532	122,601
8	53,436	92,288	125,773
9	46,278	90,958	128,887
10	38,011	89,548	131,943
15	*	81,573	146,272

*Although the Net Surrender Value is zero in these years, the Policy remains inforce due to the No Lapse Guarantee.

WRL BENEFACTOR

WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

HYPOTHETICAL ILLUSTRATIONS

MALE ISSUE AGE 65

Initial Coverage	$158,876	Simplified Issue Non-Tobacco Class
Premium	$100,000	Electing the GWB

Using Current Cost of Insurance Rates

	DEATH BENEFIT Assuming Hypothetical Gross and Net Annual Investment Return of			CASH VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -0.72% (Net)	6% (Gross) 5.28% (Net)	10% (Gross) 9.28% (Net)	0% (Gross) -0.72% (Net)	6% (Gross) 5.28% (Net)	10% (Gross) 9.28% (Net)
1	152,649	162,181	168,536	96,080	102,080	106,080
2	135,220	153,591	166,458	87,330	99,195	107,505
3	119,245	145,423	164,713	78,924	96,249	109,017
4	104,544	137,592	163,235	70,846	93,243	110,620
5	91,006	130,082	162,032	63,086	90,174	112,321
6	78,533	122,876	161,112	55,630	87,041	114,126
7	67,022	115,945	160,470	48,465	83,842	116,040
8	57,259	109,244	160,075	41,582	80,578	118,071
9	50,117	102,753	159,924	34,969	77,245	120,225
10	42,683	96,452	160,018	28,615	73,843	122,510
15	712	67,903	165,907	391	55,743	136,195
20	**	41,581	180,147	**	35,680	154,579
25	**	15,148	202,035	**	13,441	179,274
30 (Age 95)	**	**	230,355	**	**	212,446
35 (Age 100)	**	**	263,811	**	**	257,005

	NET SURRENDER VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -0.72% (Net)	6% (Gross) 5.28% (Net)	10% (Gross) 9.28% (Net)	End of Policy Year	0% (Gross) -0.72% (Net)	6% (Gross) 5.28% (Net)	10% (Gross) 9.28% (Net)
1	89,080	95,080	99,080	20	**	35,680	154,579
2	82,330	94,195	102,505	25	**	13,441	179,274
3	74,924	92,249	105,017	30 (Age 95)	**	**	212,446
4	67,846	90,243	107,620	35 (Age 100)	**	**	257,005
5	61,086	88,174	110,321
6	55,630	87,041	114,126
7	48,465	83,842	116,040
8	41,582	80,578	118,071
9	34,969	77,245	120,225
10	28,615	73,843	122,510
15	391	55,743	136,195

**Although the Net Surrender Value is zero in these years, the Guaranteed Withdrawal Benefit can continue after the Cash Value and Death Benefit reach zero.

WRL BENEFACTOR

WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

HYPOTHETICAL ILLUSTRATIONS

MALE ISSUE AGE 65

Initial Coverage	$158,876	Simplified Issue Non-Tobacco
Premium	$100,000	Electing the GWB

Using Guaranteed Cost of Insurance Rates

	DEATH BENEFIT Assuming Hypothetical Gross and Net Annual Investment Return of			CASH VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -0.72% (Net)	6% (Gross) 5.28% (Net)	10% (Gross) 9.28% (Net)	0% (Gross) -0.72% (Net)	6% (Gross) 5.28% (Net)	10% (Gross) 9.28% (Net)
1	148,697	157,983	164,173	93,593	99,437	103,334
2	127,554	144,961	157,154	82,379	93,621	101,496
3	108,536	132,616	150,365	71,836	87,773	99,520
4	91,394	120,863	143,740	61,935	81,905	97,409
5	75,908	109,672	137,274	52,619	76,025	95,159
6	66,999	99,008	130,953	43,670	70,134	92,762
7	58,650	88,829	124,745	34,780	64,234	90,206
8	49,285	79,080	118,602	25,967	58,329	87,480
9	38,398	69,740	112,510	17,298	52,427	84,580
10	24,935	60,795	106,469	8,945	46,545	81,513
15	**	22,335	77,804	**	17,514	63,871
20	**	**	49,243	**	**	42,254
25	**	**	19,820	**	**	17,587
30 (Age 95)	**	**	**	**	**	**
35 (Age 100)	**	**	**	**	**	**

	NET SURRENDER VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -0.72% (Net)	6% (Gross) 5.28% (Net)	10% (Gross) 9.28% (Net)	End of Policy Year	0% (Gross) -0.72% (Net)	6% (Gross) 5.28% (Net)	10% (Gross) 9.28% (Net)
1	86,593	92,437	96,334	20	**	**	42,254
2	77,379	88,621	96,496	25	**	**	17,587
3	67,836	83,773	95,520	30 (Age 95)	**	**	**
4	58,935	78,905	94,409	35 (Age 100)	**	**	**
5	50,619	74,025	93,159
6	43,670	70,134	92,762
7	34,780	64,234	90,206
8	25,967	58,329	87,480
9	17,298	52,427	84,580
10	8,945	46,545	81,513
15	**	17,514	63,871

**Although the Net Surrender Value is zero in these years, the Guaranteed Withdrawal Benefit can continue after the Cash Value and Death Benefit reach zero.

Prospectus Back Cover

Personalized Illustrations of Policy Benefits

To help you understand how your Policy values could vary over time under different sets of assumptions, we will provide you, without charge and upon request, with certain personalized hypothetical illustrations showing the death benefit, net surrender value and cash value. These hypothetical illustrations will be based on the age and insurance risk characteristics of the insured persons under your Policy and such factors as the initial coverage, death benefit, premium payment amounts, and hypothetical rates of return (within limits) that you request. The illustrations are not a representation or guarantee of investment returns or cash value. You may request illustrations that reflect the expenses of the portfolios in which you intend to invest.

Inquiries

To learn more about the Policy, you should read the SAI dated the same date as this prospectus. The SAI has been filed with the SEC and is incorporated herein by reference. The table of contents of the SAI is included near the end of this prospectus.

For a free copy of the SAI, for other information about the Policy, and to obtain personalized illustrations, please contact your registered representative, or our administrative office at:

Western Reserve Life
P.O. Box 5068
Clearwater, Florida 33758-5068
1-800-851-9777
Facsimile: 1-727-299-1620
(Monday - Friday from 8:30 a.m. - 7:00 p.m. Eastern time)
www.westernreserve.com

More information about the Registrant (including the SAI) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the operation of the Public Reference Room, please contact the SEC at 202-551-8090. You may also obtain copies of reports and other information about the Registrant on the SEC’s website at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 100 F Street, NE, Washington, D.C. 20549. The Registrant’s file numbers are listed below.

AFSG serves as the principal underwriter for the Policies. More information about AFSG is available at http://www.nasd.com or by calling

1-800-289-9999. You also can obtain an investor brochure from NASD, Inc. describing its Public Disclosure Program.

SEC File No. 333-135803/811-21929

MS434000-03/2007